UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                 Filed by a Party other than the Registrant:  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ABRAXAS PETROLEUM CORPORATION

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Proxy Statement

ABRAXAS PETROLEUM CORPORATION

18803 Meisner Drive

San Antonio, Texas 78258

(210) 490-4788

June 3, 2021

Dear Stockholders:

You are invited to attend the 2021 Annual Meeting of Stockholders of Abraxas Petroleum Corporation to be held virtually on July 13, 2021, at 9:00 a.m., local time. Due to the significant public health impact of the coronavirus pandemic (COVID-19) and as a necessary precaution to protect the health, safety, and wellbeing of our officers, directors, and stockholders, the meeting will be held in a virtual-only format. You will not be able to physically attend the meeting.

The meeting will be held via a live audio webcast. Instructions on how to attend the Annual Meeting are posted at www.proxydocs.com/AXAS. Prior registration to attend the Annual Meeting at www.proxydocs.com/AXAS is required by 5:00 p.m. Eastern Time on July 9, 2021. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions. We recommend that you log in at least fifteen minutes prior to the start of the meeting. Technical support will be available during the virtual meeting. Further details will be provided to shareholders as part of the registration confirmation. We hope that you will be able to attend the meeting. Matters on which action will be taken at the meeting are explained in detail in the notice and proxy statement following this letter.

The annual report, notice of Annual Meeting, proxy statement and proxy card will be accessible by following the instructions set forth in the Notice of Internet Availability of Proxy Materials, which will be mailed to our stockholders on or about June 3, 2021. Proxy cards are being solicited on behalf of our Board of Directors.

Regardless of whether you plan to attend the Annual Meeting virtually, we hope you will read the proxy statement carefully and vote your shares by promptly submitting a proxy by printing, signing, dating and mailing your proxy card to Abraxas’ corporate office, located at the address set forth above, or by submitting your proxy by telephone or the Internet as soon as possible. Instructions regarding telephone and Internet voting are included in the Notice of Internet Availability of Proxy Materials and on the proxy card or voting instruction form (or, if applicable, your electronic delivery notice). Choosing one of these voting options ensures your representation at the Annual Meeting.

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor, Morrow Sodali LLC toll free at (800) 662-5200.

Thank you for your continued support of Abraxas Petroleum Corporation.

Robert L.G. Watson

Chairman of the Board, President,

and Chief Executive Officer

Proxy Statement

ABRAXAS PETROLEUM CORPORATION

18803 Meisner Drive

San Antonio, Texas 78258

(210) 490-4788

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 15, 2021

To the Stockholders of Abraxas Petroleum Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Abraxas Petroleum Corporation (“Abraxas” or the “Company”) will be held in a virtual-only meeting format, by live audio webcast, on July 13, 2021 at 9:00 a.m., local time, for the following purposes:

(1)	To elect as director to the Abraxas Board of Directors the nominee named below for a term of three years:

•	Ralph F. Cox

(2)	To ratify the appointment of Akin, Doherty, Klein & Feuge, PC as Abraxas’ independent registered public accounting firm for the year ending December 31, 2021;

(3)

To approve amendments to the Amended and Restated Abraxas Petroleum Corporation 2005 Employee Long-Term Equity Incentive Plan to increase the total number of shares of common stock authorized for issuance under the plan from 183,639 to 1,683,639 and increase the maximum number of shares that can be awarded to any one employee under the plan each year from 25,000 to 250,000;

(4)

To approve amendments to the Amended and Restated Abraxas Petroleum Corporation 2005 Non-Employee Directors Long-Term Equity Incentive Plan to increase the total number of shares of common stock authorized for issuance under the plan from 70,698 to 200,698, increase the maximum number of shares that can be awarded to any one person under the plan each year from 5,000 to 25,000, and reflect that the reverse stock split described herein necessitates an adjustment in the number of shares to be awarded to each non-employee director from 25,000 to 1,250;

(5)	To approve an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 20,000,000 shares to 40,000,000 shares;

(6)	To approve, on an advisory basis, the compensation of the Company’s named executive officers; and

(7)	To transact any other business that has been properly brought before the meeting in accordance with the provisions of the Company’s Amended and Restated Bylaws.

Your Board recommends that you vote FOR the nominee named in Proposal 1 and FOR Proposals 2, 3, 4, 5 and 6.

We invite you to attend and participate in the Annual Meeting virtually. Instructions on how to attend the Annual Meeting are posted at www.proxydocs.com/AXAS. Prior registration to attend the Annual Meeting at www.proxydocs.com/AXAS is required by 5:00 p.m. Eastern Time on July 9, 2021. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions. Whether or not you expect to attend the Annual Meeting virtually, we urge you to vote by telephone or the Internet as soon as possible by following the instructions provided in the Notice of Internet Availability of Proxy Materials that will be mailed to our stockholders on or about June 3, 2021, or by printing, signing, dating, and mailing your proxy card to Abraxas’ corporate office, located at the address set forth above. If you are a beneficial holder, you may also vote your shares by telephone or the Internet using the instructions provided to you by your broker, bank or other nominee. You may revoke your proxy at any time prior to the Annual Meeting, and, if you attend the virtual Annual Meeting, you may vote your shares of Abraxas common stock electronically.

The Board of Directors has fixed the close of business on May 18, 2021 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Only stockholders of record at the close of business on May 18, 2021 will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices, 18803 Meisner Drive, San Antonio, Texas 78258 for ten days prior to the Annual Meeting. If you would like to review the stockholder list, please call our Investor Relations department at (210) 490-4788 to schedule an appointment or, in light of COVID-19, make other arrangements to view the list.

All stockholders are cordially invited to attend the virtual Annual Meeting. If you have any questions about the proxy or require assistance in voting your shares on the proxy card or voting instruction form, please contact the firm assisting us in the solicitation of proxies, Morrow Sodali LLC, toll free at (800) 662-5200.

By Order of the Board of Directors,

Robert L. G. Watson
Chairman of the Board, President, and Chief Executive Officer

San Antonio, Texas

June 3, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of

Stockholders to be held July 13, 2021:

This proxy statement and our 2020 Annual Report on Form 10-K are available at

www.proxydocs.com/AXAS, which does not have “cookies” that identify visitors to the site.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor at the contact listed below:

470 West Avenue

Stamford, Connecticut 06902

(203) 658-9400 (Call Collect)

or

Call Toll-Free (800) 662-5200

Proxy Statement

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Proxy Statement

ABRAXAS PETROLEUM CORPORATION

18803 Meisner Drive

San Antonio, Texas 78258

(210) 490-4788

PROXY STATEMENT

The Board of Directors of Abraxas Petroleum Corporation (“Abraxas” or the “Company”) is soliciting proxies to vote shares of common stock at the 2021 Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on July 13, 2021, in a virtual-only meeting format, by live audio webcast, and at any adjournment thereof. Instructions on how to attend the Annual Meeting are posted at www.proxydocs.com/AXAS. Prior registration to attend the Annual Meeting at www.proxydocs.com/AXAS is required by 5:00 p.m. Eastern Time on July 9, 2021. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions.    A Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access and review this proxy statement and the accompanying proxy, and how to access the proxy card to vote on the Internet or by telephone, is first being mailed to stockholders on or about June 3, 2021. For ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relevant to the Annual Meeting during regular business hours at Abraxas’ corporate office, located at the address set forth above. If you would like to review the stockholder list, please call our Investor Relations department at (210) 490-4788 to schedule an appointment or, in light of COVID-19, make other arrangements to view the list.

Record Date; Shares Entitled To Vote; Quorum

The Board of Directors has fixed the close of business on May 18, 2021 as the record date for Abraxas stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of common stock as of the record date are entitled to vote at the Annual Meeting. As of the record date, there were 8,421,910 shares of Abraxas common stock outstanding, which were held by approximately [908] holders of record. Stockholders are entitled to one vote for each share of Abraxas common stock held as of the record date.

The holders of a majority of the outstanding shares of Abraxas common stock issued and entitled to vote at the Annual Meeting must be present in person (including virtually) or by proxy to establish a quorum for business to be conducted at the Annual Meeting. Abstentions and “broker non-votes” are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

A “broker non-vote” occurs when you fail to provide your broker with voting instructions and the broker does not have the discretionary authority to vote your shares on a particular proposal because the proposal is not a routine matter under New York Stock Exchange rules. A broker non-vote may also occur if your broker fails to vote your shares for any reason. Brokers cannot vote on their customers’ behalf on “non-routine” proposals such as Proposals One, Three, Four and Six. Because brokers require their customers’ direction to vote on such non-routine matters, it is critical that stockholders provide their brokers with voting instructions. Proposal Two, ratification of the appointment of our independent registered public accounting firm, and Proposal Five, the amendment of our articles of incorporation to increase the number of authorized shares of Common Stock, will be a “routine” matter for which your broker does not need your voting instruction in order to vote your shares.

Votes Required

The votes required for each proposal is as follows:

Election of Directors. Each share of our Common Stock is entitled to one vote with respect to the election of directors. Each director will be elected by a majority of the votes cast with respect to such director. A “majority of the votes cast” means that the number of votes cast “for” a director exceeds the number of votes cast “against” that director. Abstentions and “broker non-votes” are not considered to be votes cast with respect to the election of directors. Under Nevada law, if the director is not elected at the Annual Meeting, the director will continue to serve on the Board as a “holdover director.” As required by the Company’s Amended and Restated Bylaws, each director has submitted an irrevocable letter of resignation as a director that becomes effective if he or she is not elected by the stockholders and the Board accepts the resignation. If a director is not elected, the Nominating and Corporate Governance Committee will consider the director’s resignation and recommend to the Board whether to accept or reject the resignation. The Nominating and Corporate Governance Committee in making its recommendation and the Board of Directors in making its decision regarding the tendered resignation may each consider any factors or other information that they consider appropriate. The Board of Directors will consider and act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its determination.

If you sign and submit your proxy card or voting instruction form without specifying how you would like your shares voted, your shares will be voted FOR the Board’s recommendations specified below under Proposal One–Election of Directors, and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Annual Meeting. Should the Company lawfully identify or nominate substitute or additional nominees before the Annual Meeting, we will file supplemental proxy material that identifies such nominee(s), discloses whether such nominee(s) has (have) consented to being named in the proxy material and to serve if elected and includes the relevant required disclosures with respect to such nominee(s).

The Board of Directors recommends a vote “FOR” the nominee on the proxy card.

Appointment of Independent Registered Public Accounting Firm. Each share of our Common Stock is entitled to one vote with respect to the ratification of the appointment of Akin, Doherty, Klein & Feuge, PC as our independent registered public accounting firm. The affirmative vote of holders of a majority of the shares of Common Stock present at the Annual Meeting in person (including virtually) or represented by proxy and entitled to vote on the matter will be considered to determine the outcome of this proposal. Abstentions from voting will have the same effect as a vote against this proposal. This proposal is a “routine” matter for which your broker does not need your voting instruction in order to vote your shares. The outcome of this proposal is advisory in nature and is non-binding.

The Board of Directors recommends a vote “FOR” the ratification of the selection of Akin, Doherty, Klein & Feuge, PC, as Abraxas’ independent registered public accounting firm for the fiscal year ending December 31, 2021.

Approval of amendments to the Amended and Restated Abraxas Petroleum Corporation 2005 Employee Long-Term Equity Incentive Plan. Each share of our Common Stock is entitled to one vote with respect to the approval of the amendments to the Amended and Restated Abraxas Petroleum Corporation 2005 Employee Long-Term Equity Incentive Plan, which we refer to as the “LTIP.” The affirmative vote of a majority of the votes cast, in person or by proxy, will be considered to determine the outcome of this proposal. Abstentions from voting and broker non-votes will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owner, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owner of the shares.

The Board of Directors recommends a vote “FOR” the approval of the Amendments to the LTIP.

Approval amendments to the Amended and Restated Abraxas Petroleum Corporation 2005 Non-Employee Directors Long-Term Equity Incentive Plan. Each share of our Common Stock is entitled to one vote with respect to the approval of the amendments to the Amended and Restated Abraxas Petroleum Corporation 2005 Non-Employee Directors Long-Term Equity Incentive Plan, which we refer to as the “Directors Plan.” The affirmative vote of a majority of the votes cast, in person or by proxy, will be considered to determine the outcome of this proposal. Abstentions from voting and broker non-votes will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owner, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owner of the shares.

The Board of Directors recommends a vote “FOR” the approval of the amendments to the Directors Plan.

Increase in Authorized Shares. Each share of our Common Stock is entitled to one vote with respect to the approval of an amendment to our Articles of Incorporation to increase the number of shares of common stock we are authorized to issue from 20,000,000 shares to 40,000,000 shares. The affirmative vote of holders of a majority of the outstanding shares of Common Stock is necessary to approve this item. Abstentions from voting will have the same effect as a vote against this proposal. This proposal is a “routine” matter for which your broker does not need your voting instruction in order to vote your shares.

Proxy Statement

The Board of Directors recommends a vote “FOR” the approval of an amendment to our Articles of Incorporation to increase the number of shares of common stock we are authorized to issue.

Advisory Vote on Executive Compensation. Each share of our Common Stock is entitled to one vote with respect to the approval, in a non-binding, advisory vote, of the compensation of our named executive officers. The affirmative vote of holders of a majority of the shares of Common Stock present at the Annual Meeting in person (including virtually) or represented by proxy and entitled to vote on the matter will be considered to determine the outcome of this proposal. Abstentions from voting will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owner, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owner of the shares. The outcome of this proposal is advisory in nature and is non-binding.

The Board of Directors recommends a vote “FOR” the approval of the compensation of our named executive officers.

Voting of Proxies

If you are a stockholder whose shares are registered in your name, you may vote your shares by one of the following three methods:

•	Vote by Internet, by going to the web address www.proxyvoting.com/axas and following the instructions for Internet voting shown on the proxy card and in the Notice of Internet Availability.

•	Vote by Telephone, by dialing (800) 730-7360 and following the instructions for telephone voting shown on the proxy card and in the Notice of Internet Availability.

•	Vote by Proxy Card, by printing, completing, signing, dating and mailing your proxy card to Abraxas’ corporate office. If you vote by Internet or telephone, please do not mail your proxy card.

The deadline for voting electronically through the Internet or by telephone is 11:59 p.m., Eastern Time, on June     , 2021.

If your shares are held in “street name” (through a broker, bank or other nominee), you may receive a separate voting instruction form with this proxy statement, or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the Internet or telephone.

PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU WILL NOT BE PERMITTED TO VOTE IN PERSON (INCLUDING VIRTUALLY) AT THE MEETING UNLESS YOU FIRST OBTAIN A LEGAL PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER. PLEASE SEE FURTHER INSTRUCTIONS BELOW.

The proxies identified on the proxy card will vote the shares of which you are stockholder of record in accordance with your instructions. If you sign and return your proxy card without giving specific voting instructions, the proxies will vote your shares “FOR” the nominated director and “FOR” Proposals Two, Three, Four, Five and Six. The giving of a proxy will not affect your right to vote in person (including virtually) if you decide to attend the virtual Annual Meeting.

Stockholder of Record. If your shares are registered directly in your name or with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the stockholder of record with respect to those shares and the Notice of Internet Availability, containing instructions for how to access the proxy materials and a proxy card via the Internet, is being sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote your shares electronically at the virtual Annual Meeting. Instructions on how to attend the Annual Meeting are posted at www.proxydocs.com/AXAS. Prior registration to attend the Annual Meeting at www.proxydocs.com/AXAS is required by 5:00 p.m. Eastern Time on July 9, 2021. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions.

Beneficial Holder. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name, and the Notice of Internet Availability is being forwarded to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting virtually.

Instructions on how to attend the Annual Meeting are posted at www.proxydocs.com/AXAS. Prior registration to attend the Annual Meeting at www.proxydocs.com/AXAS is required by 5:00 p.m. Eastern Time on July 9, 2021. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions. Additionally, since you are not the stockholder of record, in order to vote these shares electronically at the virtual Annual Meeting you must obtain a legal proxy from your broker, bank or other nominee. Your broker, bank or other nominee will provide a voting form for your use that contains instructions on how to obtain a legal proxy from your broker, bank or other nominee. Once you have obtained the legal proxy, you must send a copy of the legal proxy to our tabulator Morrow Sodali LLC via e-mail at AXAS.proxy@client.morrowsodali.com prior to July 13, 2021. If you should have any questions, please call Morrow Sodali at 800-662-5200.

How to Vote By Proxy; Revocability of Proxies

To vote by proxy, you must print, mark, sign, date, and return the proxy card to Abraxas’ corporate office or vote electronically through the Internet or by telephone. If you are a beneficial holder, you may also vote your shares by telephone or the Internet using the instructions provided to you by your broker, bank or other nominee. Any Abraxas stockholder who delivers a properly executed proxy may revoke the proxy at any time before it is voted.

Whether you vote by telephone, the Internet or by mail, you can change or revoke your proxy before it is voted at the meeting by:

•	submitting a new proxy card bearing a later date;

•	voting again by telephone or the Internet at a later time;

•	giving written notice before the meeting to our Secretary at the address set forth on the cover of this proxy statement stating that you are revoking your proxy; or

•	attending the meeting and voting your shares in person (including virtually).

Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy. An Abraxas stockholder whose shares are held in the name of a broker, bank or other nominee must bring a legal proxy from his, her or its broker, bank or other nominee to the meeting in order to vote in person (including virtually, following the instructions above).

Deadline for Voting by Proxy

In order to be counted, votes cast by proxy must be received prior to the Annual Meeting.

Solicitation of Proxies

The cost of soliciting proxies in the accompanying form will be borne by Abraxas. Proxies are being solicited by mail, telephone, fax, email, town hall meetings, press releases, press interviews and the Company’s Investor Relations website. In addition to solicitations by mail, a number of officers, directors and regular employees of ours may, at no additional expense to us, solicit proxies in person or by telephone. We have hired Morrow Sodali LLC to assist in the solicitation of proxies at a fee estimated not to exceed $8,000. In addition, we have agreed to reimburse Morrow Sodali LLC for its reasonable out-of-pocket expenses. We will also make arrangements with brokerage firms, banks and other nominees to forward proxy materials to beneficial owners of shares and will reimburse such nominees for their reasonable costs.

Our website address is included several times in this proxy statement as a textual reference only and the information in the website is not incorporated by reference into this proxy statement.

Important Information Regarding Delivery of Proxy Material

The Securities and Exchange Commission has adopted rules regarding how companies must provide proxy materials to their stockholders. These rules are often referred to as “notice and access,” under which a company may select either of the following options for making proxy materials available to its stockholders:

•	the full set delivery option; or

•	the notice only option.

Proxy Statement

A company may use a single method for all of its stockholders, or use full set delivery for some while adopting the notice only option for others.

Full Set Delivery Option

Under the full set delivery option, which we have elected NOT to use for the 2021 Annual Meeting, a company delivers all proxy materials to its stockholders by mail as it would have done prior to the change in the rules. In addition to delivery of proxy materials to stockholders, the company must post all proxy materials on a publicly-accessible website and provide information to stockholders about how to access the website.

Notice Only Option

Under the notice only option, a company must post all proxy materials on a publicly accessible website. Instead of delivering proxy materials to its stockholders, the company instead delivers a “Notice of Internet Availability of Proxy Materials.” The notice includes, among other matters:

•	information regarding the date and time of the Annual Meeting of stockholders as well as the items to be considered at the meeting;

•	information regarding the website where the proxy materials are posted; and

•	various means by which a stockholder can request paper or e-mail copies of the proxy materials.

If a stockholder requests paper copies of the proxy materials, these materials must be sent to the stockholder within three business days and by first class mail.

In connection with its 2021 Annual Meeting of Stockholders, Abraxas has elected to use the notice only option. Accordingly, the Notice of Internet Availability will be mailed to our stockholders on or about June 3, 2021. The Notice of Internet Availability will provide instructions on how to access and review the proxy materials via the Internet and how to access the proxy card to vote by the Internet or telephone. These proxy materials include the Notice of Annual Meeting of Stockholders, proxy statement, proxy card and Annual Report on Form 10-K. Additionally, Abraxas has posted these materials at www.proxydocs.com/AXAS. If you would like to receive a printed copy of the proxy materials, please follow the instructions that are included in the Notice of Internet Availability for requesting such materials.

Householding

The Securities and Exchange Commission, or “SEC,” has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials or, as applicable, a single copy of the Notice of Internet Availability. This process, which is commonly referred to as “householding,” potentially results in extra convenience for stockholders, cost savings for companies and conservation of paper products. We have adopted this “householding” procedure.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the Notice of Internet Availability or other proxy materials, you may:

•	send a written request to Investor Relations, Abraxas Petroleum Corporation, 18803 Meisner Drive, San Antonio, Texas 78258 or call (210) 490-4788, if you are a stockholder of record; or

•	notify your broker, if you hold your shares in street name.

Upon receipt of your request, we will promptly deliver a separate copy of the Notice of Internet Availability to you. You may also contact Investor Relations as described above if you are receiving multiple copies of our proxy materials and would like to receive only one copy in the future.

PROPOSAL ONE

ELECTION OF DIRECTORS

Abraxas’ Articles of Incorporation divide the Board of Directors into three classes of directors serving staggered three-year terms, with one class to be elected at each Annual Meeting. At this year’s meeting, one Class I director is to be elected for a term of three years to hold office until the expiration of his term in 2024, or until his respective successor has been elected and duly qualified. The nominee for Class I director is Ralph F. Cox. Mr. Cox is currently a director. The director nominee named in this proxy statement has agreed to serve as a director if elected, and we have no reason to believe that he will be unable to serve. In the event that before the Annual Meeting the nominee named in this proxy statement should become unable or unwilling to serve, the person named in the proxy will vote the shares represented by any proxy received by our Board of Directors for such other person or persons as may thereafter be nominated for director by the Nominating and Corporate Governance Committee and our Board of Directors.

Assuming the presence of a quorum, a director will be elected by a majority of the votes cast with respect to such director. A “majority of the votes cast” means that the number of votes cast “for” a director exceeds the number of votes cast “against” that director. Abstentions and “broker non-votes” are not considered to be votes cast with respect to the election of directors. Under Nevada law, if the director is not elected at the Annual Meeting, the director will continue to serve on the Board as a “holdover director.” As required by the Company’s Amended and Restated Bylaws, the director has submitted an irrevocable letter of resignation as a director that becomes effective if he or she is not elected by the stockholders and the Board accepts the resignation. If a director is not elected, the Nominating and Corporate Governance Committee will consider the director’s resignation and recommend to the Board whether to accept or reject the resignation. The Nominating and Corporate Governance Committee in making its recommendation and the Board of Directors in making its decision regarding the tendered resignation may each consider any factors or other information that they consider appropriate. The Board of Directors will consider and act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its determination.

The Board of Directors recommends a vote “FOR” the election of the nominee to the Board of Directors.

Board of Directors

The following table sets forth the names, ages, and positions of the directors of Abraxas. The term of the Class I directors expires in 2021, but if re-elected will expire in 2024, the term of the Class II directors expires in 2023, and the term of the Class III directors expires in 2022.

Name and Municipality of Residence	Age	Office	Class
Robert L.G. Watson San Antonio, Texas	70	Chairman of the Board, President and Chief Executive Officer	II

Ralph F. Cox Fort Worth, Texas	89	Director	I

Brian L. Melton Oklahoma City, Oklahoma	51	Director	III

Angela A. Steffen Meyer Denton, Texas	60	Director	III

Director Nominee

The Board unanimously recommends using the proxy card to vote FOR the Board’s nominee for Director.

Ralph F. Cox, a director of Abraxas since December 1999, has over 50 years of oil and gas industry experience, over 30 of which were with Atlantic Richfield Company (ARCO). Mr. Cox retired from ARCO in 1985 after serving as Vice Chairman. Mr. Cox then joined Union Pacific Resources, retiring in 1989 as President and Chief Operating Officer. Mr. Cox then joined Greenhill Petroleum Corporation as President until leaving in 1994 to pursue a consulting business. Mr. Cox currently serves as a trustee for Fidelity Mutual Funds. Mr. Cox previously served as a director of Abraxas General Partner, LLC, the general partner of Abraxas Energy Partners, L.P., as a director of CH2M Hill Companies, an engineering and

Proxy Statement

construction firm, as a director of World GTL Inc., a gas-to-liquids production facility, and as an advisory director of Impact Petroleum, an oil and gas exploration and production company. Mr. Cox received Bachelor of Science degrees in Petroleum Engineering and Mechanical Engineering from Texas A&M University in 1954 and completed advanced studies at Emory University.

Mr. Cox has many years of prior experience with major oil and gas companies. Mr. Cox continues his involvement in the industry through his other directorship positions. His executive-level perspective and decision making abilities continue to prove beneficial to the Company.

Directors with Terms Expiring in 2022 and 2023

Robert L.G. Watson has served as Chairman of the Board, President, Chief Executive Officer and a director of Abraxas since 1977. Prior to forming Abraxas, Mr. Watson held petroleum engineering positions with Tesoro Petroleum Corporation and DeGolyer and MacNaughton. Mr. Watson received a Bachelor of Science degree in Mechanical Engineering from Southern Methodist University in 1972 and a Master of Business Administration degree from the University of Texas at San Antonio in 1974. Mr. Watson has been involved in the oil and gas industry for his entire business career and is the founder of Abraxas. He has developed a wide network of personal and business relationships within the oil and gas industry. His strong engineering and financial background combined with his many years of operational experience throughout changing conditions in the market and industry provide him with the ability to successfully lead the Company.

Brian L. Melton has served as the Senior Vice President – Commercial & Business Development of NorthStar Midstream (a private portfolio company of OakTree Capital) since September 2019. Prior to joining NorthStar, Mr. Melton worked as Chief Commercial Officer for Blueknight Energy Partners (Nasdaq: “BKEP”, or “Blueknight”), a publicly traded master limited partnership (MLP) that specializes in providing crude oil and asphalt terminalling from December 2013 until September 2019. Prior to joining Blueknight, Mr. Melton served as Vice-President of Business Development / Corporate Strategy for Crestwood Equity Partners, L.P. (NYSE: CEQP), Crestwood Midstream Energy Partners, L.P. (NYSE: CMLP), and Inergy, L.P. (NYSE: NRGY) from September 2008 until December 2013. Crestwood and Inergy are publicly-traded MLP’s that specialize in providing midstream crude oil, natural gas and natural gas liquids services to producers and midstream providers in many of the major U.S. shale plays including the Bakken, Eagle Ford, Marcellus / Utica, Barnett, Fayetteville, Haynesville and Niobrara U.S. shale regions. Prior to joining Inergy in 2008, Mr. Melton was a Director in the Energy Corporate Investment Banking groups of Wachovia Securities and A.G. Edwards, prior to its merger with Wachovia Securities in October of 2007. Mr. Melton joined A.G. Edwards in July 2000 and was a senior member of the energy corporate finance team. From November 1995 until July 2000, Mr. Melton served as Director of Finance & Corporate Planning with TransMontaigne Inc., a downstream refined products supply, transportation and logistics company. Mr. Melton has served on the Board of Directors of San Antonio, TX based exploration and production company Abraxas Petroleum Corporation (Nasdaq: AXAS) since October of 2009. Mr. Melton received a Bachelor of Science degree in Management and a Master of Business Administration degree from Arkansas State University.

We believe that Mr. Melton’s operational and business experience (particularly in the U.S. shale plays in which the Company operates), as well as Mr. Melton’s prior oil and gas investment banking experience help him bring unique insight to our Board and that his financial experience is beneficial to our audit committee.

Angela A. Steffen Meyer, a director of Abraxas since May 2019, currently serves as a Corporate Vice President of Exponent, Inc. (NASDAQ: “EXPO”, or “Exponent”), a science and engineering consulting firm. From June 2018 to October 2019, Dr. Meyer was President and CEO of the Product Liability Advisory Council, a specialized legal association of more than 80 multinational corporations and 350 outside defense counsel. From 1990 through May 2018, Dr. Meyer worked at Exponent (formerly Failure Analysis Associates) in a variety of engineering and corporate roles and served as Vice President, Client Services (2002-2018) where she was the chief business development, marketing and client relations officer. She served on the firm’s operating and development committees. Dr. Meyer also serves on the External Advisory Board of Summit Consulting, LLC (August 2018-present) and the External Advisory Board of SMU Lyle School of Engineering (2006 – present). Dr. Meyer received a BS in Mechanical Engineering, a MS in Mechanical Engineering, and a PhD in Mechanical Engineering, from Southern Methodist University. She is a registered professional mechanical engineer in the State of California.

Composition of the Board of Directors

The Company believes that its Board as a whole should encompass a diverse range of talent, skill, experience and expertise enabling it to provide sound guidance with respect to the Company’s operations and business goals. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of the Company. The Company’s policy is to have at least a majority of its directors qualify as “independent” as determined in accordance with the listing standards of The NASDAQ Stock Market and Rule 10A-3 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The Nominating and Corporate Governance Committee identifies candidates for election to the Board of Directors and reviews their skills, characteristics and experience, and recommends nominees for director to the Board for approval.

The Nominating and Corporate Governance Committee believes that the Board of Directors should be composed of directors with experience in areas relevant to the strategy and operations of the Company, particularly in the oil and gas industry and complex business and financial dealings. The nominee for election as a director at the Annual Meeting and each of the Company’s current directors holds or has held senior executive positions in the oil and gas industry, the financial / banking community or with publicly-traded companies. In these positions, we believe that the nominee and each current director has gained experience in core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management, and leadership development. Our directors also have experience serving on boards and board committees of other public companies, as well as charitable organizations and private companies. The Nominating and Corporate Governance Committee also believes that the nominee and each current director has other key attributes that are important to an effective board: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; diversity of background, experience and thought; and the commitment to devote significant time and energy to service on the Board and its Committees. With respect to each of our current directors and the director nominee, their biographies on pages 6-7 detail their individual experience in the oil and gas industry, the financial/banking community and/or with publicly-traded companies, together with their past and current board positions.

Meeting Attendance

During the fiscal year ended December 31, 2020, the Board of Directors held three meetings, the Audit Committee held four meetings, the Compensation Committee and the Nominating and Corporate Governance Committee did not meet in 2020. During 2020, each director attended at least 75% of all Board and applicable Committee meetings and, other than Mr. Watson, our Chairman of the Board, President and Chief Executive Officer, each director received compensation for his service to Abraxas for his role as director. See “Executive Compensation – Compensation of Directors.” Abraxas encourages, but does not require, directors to attend the Annual Meeting of stockholders; however, such attendance allows for direct interaction between stockholders and members of the Board of Directors. At Abraxas’ 2020 Virtual Annual Meeting, all members of the Board were present.

Committees of the Board of Directors

Abraxas has standing Audit, Compensation and Nominating and Corporate Governance Committees.

The Audit Committee is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. During 2020, the Audit Committee consisted of Messrs. Melton (Chairman), Cox and Dr. Meyer. The Board of Directors has determined that Mr. Melton is an audit committee financial expert as defined by SEC rules. The Audit Committee Report, which appears on page 31, more fully describes the activities and responsibilities of the Audit Committee. Steven P. Harris, the Company’s Chief Financial Officer, Mr. Krog and representatives from ADKF, PC, the Company’s independent registered public accounting firm, along with all four members of the Company’s Audit Committee attended each meeting of the Audit Committee. In addition, the representatives from ADKF, PC and the Audit Committee met in executive session at each meeting.

The Compensation Committee consist of Messrs. Cox (Chairman), Melton and Dr. Meyer. The Compensation Committee’s role is to establish and oversee Abraxas’ compensation and benefit plans and policies, to administer its stock option plans, and to annually review and approve all compensation decisions relating to Abraxas’ executive officers. The Compensation Discussion & Analysis, which begins on page 15, more fully describes the activities and responsibilities of the Compensation Committee. The Compensation Committee submits its decisions regarding executive compensation to the independent members of the Board for approval. The agenda for meetings of the Compensation Committee is determined by

Proxy Statement

its Chairman and the meetings are regularly attended by Mr. Watson. At each meeting, the Compensation Committee also meets in executive session. Mr. Cox reports the committee’s recommendations on executive compensation to the Board. The Company’s personnel support the Compensation Committee in its duties and, along with Mr. Watson, may be delegated authority to fulfill certain administrative duties regarding the Company’s compensation programs. The Compensation Committee has authority under its charter to retain, approve fees for and terminate advisors, consultants and agents as it deems necessary to assist in the fulfillment of its responsibilities. In May 2017, the Compensation Committee engaged Longnecker and Associates, which we refer to as “L&A” or the “Compensation Consultant”, as its independent compensation consultant. The Committee did not engage any outside compensation consultants in 2019 and 2020. For more information on the Compensation Committee’s processes and procedures, please see “Executive Compensation – Compensation Discussion & Analysis – Our Compensation Committee” and – “Elements of Executive Compensation.”

The Nominating Committee consist of Dr. Meyer (Chairman), and Messrs. Cox and Melton. The primary function of the Nominating and Corporate Governance Committee is to develop and maintain the corporate governance policies of Abraxas and to assist the Board in identifying, screening and recruiting qualified individuals to become Board members and determining the composition of the Board and its committees, including recommending nominees for the election at the annual meeting of stockholders or to fill vacancies on the Board.

Each of the Board’s committees has a written charter and copies of the charters are available for review on the Company’s website at www.abraxaspetroleum.com.

Director Independence

The Board of Directors has determined that each of the following members of the Board of Directors is independent as determined in accordance with the listing standards of The NASDAQ Stock Market and Rule 10A-3 of the Exchange Act: Ralph F. Cox, Brian L. Melton, and Angela A. Steffen Meyer. All of the members of the Audit, Compensation and Nominating and Corporate Governance Committees are independent as determined in accordance with the listing standards of The NASDAQ Stock Market and Rule 10A-3 of the Exchange Act. The Board of Directors periodically conducts a self-evaluation on key Board and committee-related issues, which has proven to be a beneficial tool in the process of continuous improvement in the Board’s functioning and communication.

Board Leadership Structure

The Board of Directors believes that the Chief Executive Officer is best situated to serve as Chairman because he is the director most familiar with Abraxas’ business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. The Board believes this provides Abraxas with an efficient and effective leadership model. The Board believes that combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making and alignment on corporate strategy. To assure effective independent oversight, the Board has adopted a number of governance practices, including:

•	a strong, independent director role;

•	regular executive sessions of the independent directors; and

•	annual performance evaluations of the Chairman and Chief Executive Officer by the independent directors.

The Board believes that the combined role of Chairman and Chief Executive Officer is in the best interest of Abraxas stockholders because it provides the appropriate balance between strategic development and independent oversight of management. In addition, in 2006, the Board appointed Mr. Cox as lead independent director to provide the Board with additional independent oversight. Mr. Cox still serves in this capacity today and leads the regularly held executive sessions.

Risk Management

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board reviews quarterly information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements to ensure that the compensation programs do not encourage excessive risk-taking. The Audit Committee oversees management of financial risks, as well as other identified risks, including information technology. The Nominating and Corporate Governance Committee manages the risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating specific risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

The Board of Directors, together with the Compensation Committee, the Audit Committee, and the Nominating and Corporate Governance Committee, coordinate with each other to provide company-wide oversight of our management and handling of risk. These committees report regularly to the entire Board of Directors on risk-related matters and provide the Board of Directors with integrated insight about the Company’s management of strategic, credit, interest rate, financial reporting, liquidity, compliance and operational risks. While the Company has not developed a company-wide risk statement, the Board of Directors believes a well-balanced operational risk profile with heavier weighting towards exploitation projects as opposed to exploratory projects, together with a relatively conservative approach to managing liquidity, debt levels, and commodity price and interest rate risk contribute to an effective oversight of the Company’s risks.

At meetings of the Board of Directors and its committees, directors receive regular updates from management regarding risk management. Outside of formal meetings, the Board, its committees and individual Board members have regular access to the executive officers of Abraxas.

Code of Ethics

In April 2004, the Board of Directors unanimously approved Abraxas’ Code of Ethics. This Code is a statement of Abraxas’ high standards for ethical behavior, legal compliance and financial disclosure, and is applicable to all directors, officers, and employees. Abraxas’ Code of Ethics is periodically reviewed by the Board of Directors and was last updated in 2018. A copy of the Code of Ethics can be found in its entirety on Abraxas’ website at www.abraxaspetroleum.com. Additionally, should there be any changes to, or waivers from, Abraxas’ Code of Ethics, those changes or waivers will be posted immediately on our website at the address noted above.

Stockholder Communications with the Board

The Board of Directors has implemented a process by which stockholders may communicate with the Board of Directors. Any stockholder desiring to communicate with the Board of Directors may do so in writing by sending a letter addressed to the Board of Directors, c/o Corporate Secretary. The Corporate Secretary has been instructed by the Board to promptly forward any communications received to the members of the Board.

Nominations

The Nominating and Corporate Governance Committee is responsible for determining the slate of director nominees for election by stockholders, which the committee recommends for consideration by the Board. All director nominees are approved by the Board prior to annual proxy material preparation and are required to stand for election by stockholders at the next annual meeting. For positions on the Board created by a director’s leaving the Board prior to the expiration of his current term, whether due to death, resignation, or other inability to serve, Article III of the Company’s Amended and Restated Bylaws provides that a director elected by the Board to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

The Nominating and Corporate Governance Committee does not currently utilize the services of any third-party search firm to assist in the identification or evaluation of Board member candidates. The Nominating and Corporate Governance Committee may engage a third party to provide such services in the future, as it deems necessary or appropriate at the time in question.

The Nominating and Corporate Governance Committee determines the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered. A candidate must possess the ability to apply good business judgment and be in a position to properly exercise his or her duties of loyalty and care. Candidates should also exhibit proven leadership capabilities, high integrity and experience with a high level of responsibility within his or her chosen fields, and have the ability to quickly understand complex principles of, but not limited to, business, finance and the oil and gas business. Candidates with potential conflicts of interest or who do not meet independence criteria will be identified and disqualified. The Nominating and Corporate Governance Committee will consider these criteria for nominees identified by the Committee, by stockholders, or through some other source. When current Board members are considered for nomination for re-election, the Nominating and Corporate Governance Committee also takes into consideration their prior Board contributions, performance and meeting attendance records.

The Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, experience and expertise to oversee the Company’s business. As part of this process, the Committee evaluates how a particular candidate would strengthen and increase the diversity of the Board in terms of how that candidate may contribute to the Board’s overall balance of perspectives, backgrounds, knowledge, experience, skill sets and expertise in substantive matters pertaining to the Company’s business.

Proxy Statement

The Nominating and Corporate Governance Committee will consider qualified candidates for possible nomination that are recommended by stockholders. Stockholders wishing to make such a recommendation may do so by sending the required information to the Nominating and Corporate Governance Committee, c/o Corporate Secretary at the address listed above. Any such nomination must comply with the advance notice provisions of, and provide all of the information required by, Abraxas’ Amended and Restated Bylaws. These provisions and required information are summarized under “Stockholder Proposals for 2022 Abraxas Annual Meeting” beginning on page 44 of this proxy statement.

The Nominating and Corporate Governance Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual’s willingness to serve and other background information. This information is evaluated against the criteria set forth above as well as the specific needs of the Company at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used for further evaluation. The Nominating and Corporate Governance Committee uses the same process for evaluating all nominees, regardless of the original source of the information.

Non-Management Sessions

The Board regularly schedules executive sessions that exclusively involve non-management directors at the time of each in-person Board meeting. Our Lead Independent Director, Mr. Cox, presides at all such executive sessions.

SECURITIES HOLDINGS OF PRINCIPAL STOCKHOLDERS, DIRECTORS, NOMINEES AND OFFICERS

Based upon information received from the persons concerned, each person known to Abraxas to be the beneficial owner of more than five percent of the outstanding shares of common stock of Abraxas, each director and nominee for director, each of the executive officers and all directors and officers of Abraxas as a group, owned beneficially as of May 18, 2021, the number and percentage of outstanding shares of common stock of Abraxas indicated in the following table. Abraxas’ Board has adopted stock ownership guidelines. Except as otherwise noted below, the address for each of the beneficial owners is c/o Abraxas Petroleum Corporation, 18803 Meisner Drive, San Antonio, Texas 78258. Please read “Executive Compensation – Stock Ownership Guidelines.” None of the shares listed below have been pledged as security.

Name of Beneficial Owner	Number of Shares(1)	Percentage (%)
Robert L.G. Watson	94,810(2)	1.1%
Steven P. Harris	4,823(3)	*
Peter A. Bommer	21,987(4)	*
Tod A. Clarke	10,983(5)	*
Kenneth W. Johnson	22,745(6)	*
G. William Krog, Jr.	12,979(7)	*
Harold D. Carter	20,643(8)	*
Ralph F. Cox	34,161(9)	*
Dennis E. Logue	17,727(10)	*
Brian L. Melton	10,001(11)	*
Angela A. Steffen Meyer	462(12)
All Officers and Directors as a Group (18 persons)	251,321	3.0%
Angelo, Gordon & Co, L.P.	1,672,290(13)	16.6%

*	Less than 1%
(1)	Unless otherwise indicated, all shares are held directly with sole voting and investment power.
(2)	Includes 1,617 restricted shares subject to vesting and 13,966 shares in a retirement account.
(3)	Includes 2,027 restricted shares subject to vesting.
(4)	Includes 855 restricted shares subject to vesting and 4,097 shares in a retirement account.
(5)	Includes 777 restricted shares subject to vesting and 3,696 shares in a retirement account.
(6)	Includes 2,615 restricted shares subject to vesting and 3,765 shares in a retirement account.
(7)	Includes 718 restricted shares subject to vesting and 3,663 shares in a retirement account.
(8)

Includes 9,825 shares issuable upon exercise of vested options granted pursuant to the Directors Plan (as defined on page 27), 379 shares in a family trust and 2,130 shares in a retirement account. Mr. Carter resigned from the board effective March 24, 2020, but remained as an uncompensated Advisory Director.

(9)	Includes 12,825 shares issuable upon exercise of vested options granted pursuant to the Directors Plan, and 308 restricted shares subject to vesting.
(10)	Includes 12,825 shares issuable upon exercise of vested options granted pursuant to the Directors Plan.
(11)	Includes 7,825 shares issuable upon exercise of vested options granted pursuant to the Directors Plan and 308 restricted shares subject to vesting.
(12)	Includes 462 restricted shares subject to vesting.
(13)

Information related to this stockholder is based on the stockholder’s Schedule 13D filed with the Securities and Exchange Commission on August 21, 2020. The Schedule 13 D was filed by: (i) Angelo, Gordon & Co., L.P., a Delaware limited partnership (“Angelo Gordon”), (ii) AG Partners, LLC, a Delaware limited liability company (“AG Partners”), (iii) JAMG LLC, a Delaware limited liability company (“JAMG”), (iv) Michael L. Gordon and (v) AG Energy Funding, LLC (“AG Energy Funding”, and collectively with Angelo Gordon, AG Partners, JAMG and Mr. Gordon, the “Reporting Persons”). The number of shares reflected in the table as being beneficially owned by Angelo Gordon represent 1,672,290 shares of Common Stock underlying a warrant held directly by AG Energy Funding. Angelo Gordon, in its capacity as manager to AG Energy Funding, has sole power to vote all shares of the Common Stock underlying warrants to purchase Common Stock held by AG Energy Funding and to dispose of all shares of Common Stock underlying warrants to purchase Common Stock held by AG Energy.

Proxy Statement

Equity Compensation Plan Information

The following table gives aggregate information regarding grants under all of Abraxas’ equity compensation plans through December 31, 2020.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	195,180	$ 49.69	254,337
Equity compensation plans not approved by security holders	—	—	—

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires Abraxas’ directors and executive officers and persons who own more than 10% of a registered class of Abraxas equity securities to file with the Securities and Exchange Commission and the NASDAQ Stock Market initial reports of ownership and reports of changes in ownership of Abraxas common stock. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all such forms they file. Based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, Abraxas believes that during 2020, all of its directors and executive officers complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act.

EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions of the executive officers of Abraxas.

Name and Municipality of Residence	Age	Office
Robert L.G. Watson San Antonio, Texas	70	Chairman of the Board, President and Chief Executive Officer

Steven P. Harris San Antonio, Texas	47	Vice President – Chief Financial Officer

Peter A. Bommer San Antonio, Texas	64	Vice President – Engineering

Tod A. Clarke San Antonio, Texas	61	Vice President – Land

G. William Krog, Jr. San Antonio, Texas	67	Vice President – Chief Accounting Officer

Kenneth W. Johnson San Antonio, Texas	63	Vice President – Operations

Robert L.G. Watson has served as Chairman of the Board, President, Chief Executive Officer and a director of Abraxas since 1977. See page 7 for more information.

Steven P. Harris has served as Vice President – Chief Financial Officer since November 2018. Mr. Harris joined Abraxas in June 2018 as Director, Finance and Capital Markets. Prior to joining Abraxas, from June 2017 to May 2018, Mr. Harris was with Sundance Energy where he assisted Sundance’s Business Development and Investor Relations efforts. From 2008 through 2017, Mr. Harris was a Managing Director and headed the U.S. Energy Investment Banking division of Canaccord Genuity in Houston, Texas. Prior to joining Canaccord Genuity, Mr. Harris served in the Business Development Group at El Paso Exploration and Production. Mr. Harris earned his Bachelor of Business Administration from the University of Texas at Austin and a Master of Business Administration from the Rice University Jesse H. Jones Graduate School of Management.

Peter A. Bommer has served as Vice President – Engineering since 2012 and as Manager of Special Projects since 2007. Prior to joining Abraxas, Mr. Bommer owned and ran the day-to-day operations of Bommer Engineering, a privately held engineering firm, for over 25 years. Mr. Bommer received a Bachelor of Science in Petroleum Engineering degree from the University of Texas in 1978 and a Master of Theology degree from Dallas Theological Seminary in 1999. Mr. Bommer also holds the Professional Engineer designation.

Tod A. Clarke has served as Vice President – Land since August 2017. Mr. Clarke joined Abraxas in 2000 as Land Manager. Prior to joining Abraxas, Mr. Clarke worked at Exxon USA for 15 years. Mr. Clarke received a Bachelor of Science – Land Management degree from the University of Houston in 1984. Mr. Clarke also is a Certified Petroleum Landman.

Kenneth W. Johnson has served as Vice President – Operations since September 2018. Mr. Johnson joined Abraxas in 2000 and most recently served as Regional Operations Manager. Prior to joining Abraxas, Mr. Johnson served as a consultant to various operators in supervisory and operations management roles across the US including the Mid-Continent, Rockies, and Gulf Coast regions.

G. William Krog, Jr. has served as Chief Accounting Officer since 2011 and Vice President – Chief Accounting Officer since November 2017. Mr. Krog joined Abraxas in 1995 and most previously served as Information Systems / Financial Reporting Director prior to being appointed Chief Accounting Officer. Prior to joining Abraxas, Mr. Krog was an independent accountant in private practice. Mr. Krog received a Bachelor of Business Administration degree from the University of Texas at Austin in 1976 and is a Certified Public Accountant.

Proxy Statement

EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

We compensate our executive officers through a combination of base salary, annual incentive bonuses and long-term equity based awards. The compensation is designed to be competitive with those of a peer group, which in 2019 was a group of exploration and production companies originally provided by Longnecker & Associates, or L&A or the Compensation Consultant, in 2014 and subsequently updated by the Compensation Committee due to bankruptcies and other corporate events.

This section discusses the principles underlying our executive compensation policies and decisions, and the most important factors relevant to an analysis of these policies and decisions. It provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our executive officers and places in perspective the data presented in the tables and narrative that follow.

Our Compensation Committee

Our Compensation Committee approves, implements and monitors all compensation and awards to executive officers including the Chief Executive Officer, the Chief Financial Officer and the other executive officers named in the Summary Compensation Table below, whom we refer to as the named executive officers or NEOs. The Committee’s membership is determined by the Board of Directors and is composed of three independent directors. The Committee, in its sole discretion, has the authority to delegate any of its responsibilities to subcommittees as it deems appropriate. During 2017, the Compensation Committee engaged L&A to assist in providing a comprehensive assessment of our executive compensation programs. The Compensation Committee retains the sole authority to select, retain, terminate, and approve fees and other retention terms of the relationship with L&A.

During 2017, the Compensation Consultant performed the following services for the Committee:

•	Conducted an evaluation of the total compensation for each of the NEOs

•	Presented information related to current trends and regulatory developments affecting executive compensation programs among the companies in our peer group;

•	Assisted with the analysis and selection of peer group companies for compensation purposes and for comparative total shareholder return, or TSR, purposes;

•	Assessed the Company’s Annual Bonus Plan (as defined on page 16) metrics versus the companies in our peer group; and

•	Assessed the Company’s LTIP metrics versus the companies in our peer group.

The Committee has not utilized the services of the Compensation Consultant since 2017.

The Committee periodically approves and adopts, or makes recommendations to the Board regarding, Abraxas’ executive compensation decisions. In the first quarter of each year, Mr. Watson, the Chief Executive Officer, submits to the Compensation Committee his recommendations for salary adjustments and long-term equity incentive awards based upon his subjective evaluation of individual performance and his subjective judgment regarding each executive officer’s salary and equity incentives, for each executive officer except himself. For more information on our Compensation Committee, please refer to the discussion under “Proposal One – Election of Directors – Committees of the Board of Directors.”

The Committee reviews all components of compensation for our executive officers, including base salary, annual incentive bonuses, long-term equity based awards, the dollar value to the executive and cost to Abraxas of all benefits and all severance and Change in Control arrangements. Based on this review, the Compensation Committee has determined that the compensation paid to our executive officers reflects our compensation philosophy and objectives.

Compensation Philosophy and Objectives

Our underlying philosophy in the development and administration of Abraxas’ annual and long-term compensation plans is to align the interests of our executive officers with those of Abraxas’ stockholders. Key elements of this philosophy are:

•

establishing compensation plans that deliver base salaries which are competitive with companies in our peer group, within Abraxas’ budgetary constraints and commensurate with Abraxas’ salary structure;

•	rewarding outstanding performance; and

•	providing equity-based incentives to ensure motivation over the long-term to respond to Abraxas’ business challenges and opportunities as owners rather than just as employees.

The compensation currently paid to Abraxas’ executive officers consists of three core elements: base salary, annual bonuses under the Abraxas Petroleum Corporation Bonus Plan, as amended (the “Annual Bonus Plan”), and long-term equity based awards granted pursuant to the LTIP, plus other employee benefits generally available to all employees of Abraxas.

We believe these elements support our underlying philosophy of aligning the interests of our executive officers with those of Abraxas’ stockholders by providing the executive officers a competitive salary, an opportunity for annual bonuses, and equity-based incentives to ensure motivation over the long-term. We view the three core elements of compensation as related but distinct. Although we review total compensation, we do not believe that significant compensation derived from one component of compensation should increase or reduce compensation from another component. We determine the appropriate level for each component of compensation separately. We have not adopted any formal or informal policies or guidelines for allocating compensation among long-term incentives and annual base salary and bonuses, between cash and non-cash compensation, or among different forms of non-cash compensation. Abraxas’ Board has also adopted stock ownership guidelines. Please read “Stock Ownership Guidelines” for more information.

Abraxas does not have any other deferred compensation programs or supplemental executive retirement plans, no benefits are provided to Abraxas’ executive officers that are not otherwise available to all employees of Abraxas, and no benefits are valued in excess of $10,000 per employee per year.

The advisory vote on executive compensation received the majority of the votes FOR the proposal in November 2020. The Company considered the results of last year’s shareholder advisory vote and, given the affirmative vote, did not use this as consideration to change executive compensation decisions and policies.

CEO Pay Ratio

We believe executive pay must be internally consistent and equitable to motivate our employees to create shareholder value. We are committed to internal pay equity, and the Compensation Committee monitors the relationship between the pay our executive officers receive and the pay our non-managerial employees receive. The Compensation Committee reviewed a comparison of CEO pay (base salary and incentive pay) to the pay of all our employees in 2020. The compensation for our CEO in 2020 was approximately 4.6 times the median pay of our full-time employees.

Our CEO to median employee pay ratio is calculated in accordance with SEC regulations. We identified the median employee by examining the 2020 total cash compensation for all individuals, excluding our CEO, who were employed by us on December 16, 2020, the last day of our payroll year. We included all employees, whether employed on a full-time, part-time, or seasonal basis. We did not make any assumptions, adjustments, or estimates with respect to total cash compensation and we did not annualize the compensation for any full-time employees that were not employed by us for all of 2020. We believe the use of total cash compensation for all employees is a consistently applied compensation measure because we do not widely distribute annual equity awards to employees.

After identifying the median employee based on total cash compensation, we calculated annual total compensation for such employee using the same methodology we use for our named executive officers as set forth in the 2020 Summary Compensation Table later in this proxy statement.

As illustrated in the table below, our 2020 CEO to median employee pay ratio was 4.6:1.

	CEO to Median Employee Pay Ratio
	President and CEO		Median Employee
Base Salary	$382,094		$79,478
Non-Equity Incentive Plan Compensation	—		—
All Other Compensation	12,975	(1)	6,680	(2)

	$395,069		$86,158

(1)	This amount represents a $9,975 contribution by Abraxas to Mr. Watson’s 401(k) plan and a $3,000 contribution to Mr. Watson’s health savings accounts for 2020.
(2)	This amount represents a safety pay bonus of $6,680 in 2020.

Proxy Statement

Elements of Executive Compensation

Executive compensation consists of the following elements:

Base Salary. In determining base salaries for the executive officers of Abraxas, we aim to set base salaries at a level we believe enables us to hire and retain individuals in a competitive environment and to reward individual performance and contribution to our overall business goals. In addition, we take into consideration the responsibilities of each executive officer and determine compensation appropriate for the positions held and expectations of services rendered during the year. During 2019 we utilized a list of peer companies originally provided by L&A in 2014 and subsequently updated by the Committee due to bankruptcies and other corporate events to analyze our salary structure. L&A originally identified, and the Committee updated, potential peer candidates based on 1) companies of similar size, 2) other similar companies in the oil and gas exploration industry, and 3) similar operations in comparable geographic areas. L&A then analyzed (and the Committee updated) each company based on:

•	Market capitalization;

•	Revenue;

•	Assets;

•	Enterprise value; and

•	Operational similarities.

Using these criteria, in 2019 the following were the comparable companies: Approach Resources, Inc. (AREX), Contango Oil & Gas Company (MCF), Earthstone Energy, Inc. (ESTE), Halcon Resources Corporation (HK), Lilis Energy, Inc. (LLEX), Ring Energy, Inc. (REI) and Rosehill Resources Inc. (ROSE).

In 2019, Abraxas’ salary range was set by reference to the salaries paid by the comparable companies considering the responsibilities and expectations of each executive officer while remaining within Abraxas’ budgetary constraints. We utilized salary information from the comparable companies to compare Abraxas’ salary structure with those other companies that compete with Abraxas for executives but without targeting salaries to be higher, lower or approximately the same as those companies. We believe that the base salary levels for our executive officers are consistent with the practices of the comparable companies, and increases in base salary levels from time to time are designed to reflect competitive practices in the industry, individual performance and the officer’s contribution to our overall business goals. Individual performance and contribution to the overall business goals of Abraxas are subjective measures and evaluated by Mr. Watson and the Compensation Committee and, with respect to Mr. Watson only, the Compensation Committee.

Due to the unprecedented conditions surrounding the outbreak and spread of COVID-19, the decline in oil prices during the first half of 2020, and related geopolitical developments, the Company did not conduct an analysis of the salaries paid by the comparable companies in 2020. Rather, we evaluated our current business activities and financial conditions, and the impact of the foregoing events on our future operations, financial position and liquidity in the fiscal year ending December 31, 2020. In response to the economic uncertainty caused by the pandemic and the upheaval in the oil and gas markets, we took measures to reduce our general and administrative costs, which included reducing the salaries of our executive officers and reducing our work force. In setting Abraxas’ salary range in 2020, we still considered the responsibilities of each executive officer and determined what compensation was appropriate for the positions held and expectations of services rendered during the year, while staying within Abraxas’ tightened budgetary constraints.

The base salaries paid to our named executive officers in 2020 are set forth below in the Summary Compensation Table. For 2020, base salaries, paid as cash compensation, were $832,98 with Mr. Watson receiving $382,094. We believe that the base salaries paid achieved our objectives.

Annual Bonuses. Abraxas’ Annual Bonus Plan was initially adopted by our Board of Directors in 2003. In May 2017, in connection with the Company’s annual compensation cycle, the Compensation Committee asked L&A to conduct a thorough review of the Company’s grant practices under the Annual Bonus Plan. Under the terms of the Annual Bonus Plan as approved by Abraxas’s stockholders at the annual meeting in 2014, the performance measures include:

•	increases in, or levels of, net asset value (after taking the risking of reserves into account);

•	net asset value per share;

•	pretax earnings;

•	earnings before interest and taxes;

•	earnings before interest, taxes, depreciation and amortization;

•	net income and/or earnings per share;

•	return on equity, return on assets or net assets, return on capital (including return on total capital or return on invested capital);

•

share price or stockholder return performance (including, but not limited to, growth measures and total stockholder return, which may be measured in absolute terms and/or in comparison to a group of peer companies or an index);

•	oil and gas reserve replacement, reserve growth and finding and development cost targets;

•	oil and gas production targets;

•	performance of investments in oil and gas properties;

•	cash flow measures (including, but not limited to, cash flows from operating activities, discretionary cash flows, and cash flow return on investment, assets, equity, or capital); and

•	levels of operating and/or non-operating expenses.

On August 8, 2017, the Board of Directors, at the recommendation of the Compensation Committee, adjusted the eligibility, metrics and payouts associated with the Annual Bonus Plan. The adjustments became effective on January 1, 2018. Employees earning above $180,000, including all NEOs, were eligible for participation in the Annual Bonus Plan. Employees earning below $180,000 were eligible for participation at the discretion of the Compensation Committee. The target payout ranged from 50-70% of the eligible employee’s base salary depending upon the employee’s role and responsibilities. The target payout was multiplied by a target multiplier based on Company performance versus a given set of performance measures established by the Compensation Committee. There were no new adjustments made in 2018, 2019 or 2020. The Company did not establish bonus metrics for 2020. There were no bonuses paid for 2019 or 2020.

Long-Term Equity Incentives

In May 2017, the Compensation Committee retained L&A to conduct a thorough review of the Company’s grant practices under the Abraxas Petroleum Corporation Amended and Restated 2005 Employee Long-Term Equity Incentive Plan (“LTIP”). In August 2017, the Board of Directors, at the recommendation of the Compensation Committee, adjusted the eligibility, targeted vesting schedule and award requirements for the LTIP. The adjustments took effect on January 1, 2018.

Employees, including all of the NEOs, earning above $180,000 are eligible to participate in the LTIP. Employees earning below $180,000 are eligible for participation at the discretion of the Compensation Committee. It is anticipated that awards will largely be made up of restricted stock grants. The target award for participants is 50% of the employee’s yearly salary, which can be adjusted at the Compensation Committee’s discretion. One-half of the target award vests annually over three years. Vesting of the remaining half is based on the achievement of performance goals established by the Compensation Committee.

LTIP. The LTIP, which was approved by our stockholders at the 2006 annual meeting and subsequently amended by our stockholders, authorizes us to grant incentive stock options, non-qualified stock options and shares of restricted stock to our executive officers, as well as to all employees of Abraxas. We use equity incentives as a form of long-term compensation because it provides our executive officers an opportunity to acquire an equity interest in Abraxas and further aligns their interest with those of our stockholders. Options grants generally have a term of 10 years and vest in equal increments over four years. Restricted stock grants vest in accordance with each individual grant agreement. Vesting is accelerated in certain events described under “Employment Agreements and Potential Payments Upon Termination or Change in Control.”

The purposes of the LTIP are to employ and retain qualified and competent personnel and to promote the growth and success of Abraxas, which can be accomplished by aligning the long-term interests of the executive officers with those of the stockholders by providing the executive officers an opportunity to acquire an equity interest in Abraxas. All grants are made with an exercise price of no less than 100% of the fair market value on the date of such grant.

As of December 31, 2020, a total of 183,639 shares of Abraxas common stock were reserved under the LTIP, subject to adjustment following certain events, such as stock splits. As a result of the 1-for-20 reverse stock split effected by the company in October 2020, the maximum annual award for any one employee is 250,000 shares of Abraxas common stock. If

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options, as opposed to restricted stock, are awarded, the exercise price shall be no less than 100% of the fair market value on the date of the award, unless the employee is awarded incentive stock options and, at the time of the award, owns more than 10% of the voting power of all classes of stock of Abraxas. Under this circumstance, the exercise price shall be no less than 110% of the fair market value on the date of the award. Option terms and vesting schedules are at the discretion of the Compensation Committee.

Employment Contracts, Change in Control Arrangements and Certain Other Matters. We provide the opportunity for our executive officers to be protected under the severance and change in control provisions contained in their employment agreements. We believe that these provisions help us to attract and retain an appropriate caliber of talent for these positions. Our severance and change in control provisions for the executive officers are summarized in “Employment Agreements and Potential Payments Upon Termination or Change in Control” below. We believe that our severance and change in control provisions are consistent with the programs and levels of severance and post-employment compensation of other companies in our industry and believe that these arrangements are reasonable.

Other Employee Benefits. Abraxas’ executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, group life and long-term disability insurance, in each case on the same basis as other employees. Abraxas’ executive officers are also eligible to participate in our 401(k) plan on the same basis as other employees. In 2008, Abraxas adopted the safe harbor provision for its 401(k) plan which requires Abraxas to contribute a fixed match to each participating employee’s contributions to the plan. The fixed match is set at the rate of dollar for dollar for the first 1% of eligible pay contributed, then 50 cents on the dollar for each additional percentage point of eligible pay contributed, up to 5%. The fixed match is contributed in the form of Abraxas common stock. An employee’s eligible pay with respect to calculating the fixed match is limited by IRS regulations. In addition, the Board of Directors, at its sole discretion, may authorize Abraxas to make additional contributions to each participating employee’s plan. The employee contribution limit for 2020 was $19,500 for employees under the age of 50 and $26,000 for employees 50 years of age or older. The Board of Directors has also suggested a cap on the amount (or percentage) of Abraxas common stock that each employee should own in their individual 401(k) account to encourage diversification. The maximum suggested percentage has been set at 20% and each employee is encouraged to reduce his or her ownership of Abraxas common stock in his or her 401(k) account in the event such employee is over the suggested limit.

Assessment of Compensation Policies and Practices

The Company and the Compensation Committee have conducted an in-depth risk assessment of the Company’s compensation policies and practices in response to public and regulatory concerns about the link between incentive compensation and excessive risk taking by companies. The Company and the Committee concluded that our compensation program does not motivate imprudent risk taking. In this regard, the Committee believes that:

•	The Company’s annual incentive compensation is based on performance metrics that promote a disciplined approach towards the long-term goals of the Company;

•	The Company does not offer significant short-term incentives that might drive high-risk investments at the expense of the long-term value of the Company;

•

The Company’s compensation programs are weighted towards offering long-term incentives that reward sustainable performance, especially when considering the Company’s stock ownership guidelines for executive officers;

•

The Company’s compensation awards are capped at reasonable levels, as determined by a review of the Company’s financial position and prospects, as well as the compensation offered by companies in our industry; and

•	The Board’s high level of involvement in approving material investments and capital expenditures helps avoid imprudent risk taking.

The Company’s compensation policies and practices were evaluated to ensure that they do not foster risk taking above the level of risk associated with the Company’s business and the Company concluded that it has a balanced pay and performance program and that the risks arising from its compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Impact of Regulatory Requirements

Deductibility of Executive Compensation. In evaluating compensation program alternatives, the Compensation Committee considered the potential impact on the Company of Section 162(m) of the Internal Revenue Code of 1986, as amended. Prior to 2018, Section 162(m) limited to $1 million the amount that a publicly traded corporation, such as the Company, may deduct for compensation paid in any year to its chief executive officer and certain other named executive officers (“covered employees”). At the time the Compensation Committee made its compensation decisions, the tax law provided that compensation which qualified as “performance-based” was excluded from the $1 million per covered employee limit if, among other requirements, the compensation was payable only upon attainment of pre-established, objective performance goals under a plan approved by our stockholders. However, this exception was repealed in the tax reform legislation signed into law on December 22, 2017. As a result, it is uncertain whether compensation that the Compensation Committee intended to structure as performance-based compensation under Section 162(m) will be deductible in the future.

Non-Qualified Deferred Compensation. On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to non-qualified deferred compensation arrangements. We believe we are in compliance with the statutory provisions which were effective January 1, 2005 and the regulations which became effective on January 1, 2009. If such compensation does not comply with the tax rules applicable to non-qualified deferred compensation arrangements, then the benefits would be taxable in the first year they are not subject to a substantial risk of forfeiture and are subject to certain additional adverse tax consequences.

Accounting for Stock-Based Compensation. On October 1, 2005 we began accounting for stock-based compensation in accordance with the requirements of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 for all of our stock-based compensation plans. See the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission for a discussion of all assumptions made in the calculation of this amount.

Policy on Recovery of Compensation. Our Chief Executive Officer and Chief Financial Officer are required to repay certain bonuses and stock-based compensation they receive if we are required to restate our financial statements as a result of misconduct as required by Section 304 of the Sarbanes-Oxley Act of 2002.

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SUMMARY COMPENSATION TABLE

The following table sets forth a summary of compensation paid to each of our named executive officers for the last two fiscal years.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)(7)
Robert L.G. Watson President, Chief Executive Officer and Chairman of the Board	2020	382,094	—	—	—	—	12,975	395,069
	2019	531,700	—	130,000	—	—	12,800	674,500

Steven P. Harris Vice President—Chief Financial Officer	2020	214,853	—	—	—	—	3,000	217,853
	2019	255,625	—	62,500	—	—	3,000	321,125

Kenneth W. Johnson Vice President—Operations	2020	236,042	—	—	—	—	15,261	251,303
	2019	281,187	—	68,750	—	—	12,800	362,737

(1)	The amounts in this column include any 401(k) plan account contributions made by the named executive officer.
(2)	The amounts in this column reflect discretionary bonuses. There were no discretionary bonuses in 2019 or 2020.
(3)

The amounts in this column reflect the aggregate grant date fair value of stock awards granted during a given year to the named executive officer calculated in accordance with FASB ASC Topic 718. There were no stock awards in 2019 or 2020.

(4)

The amounts in this column reflect the aggregate grant date fair value of options granted during a given year to the named executive officer calculated in accordance with FASB ASC Topic 718. There were no grants in 2019 or 2020.

(5)	The amounts included in this column for 2019 and 2020 include cash bonuses earned and paid under the Annual Bonus Plan. There were no bonuses paid for 2019 or 2020.
(6)

The amounts in this column represent contributions by Abraxas to the named executive officer’s 401(k) plan and health savings accounts for 2019 and 2020 as well as a $4,000 vehicle allowance for Mr. Johnson in 2020.

(7)	The dollar value in this column for each named executive officer represents the sum of all compensation reflected in the previous columns.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table provides information concerning outstanding equity awards at December 31, 2020 for our named executive officers.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) (Exercisable)	Number of Securities Underlying Unexercised Options (#) (Unexercisable)(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)(2)	Market Value of Shares of Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Robert L.G. Watson	3,000	—	94.40	03/15/2021
	1,000	—	74.80	03/08/2022
	2,100	—	47.80	05/14/2023
	2,300	—	63.00	03/11/2024
	15,000	—	63.20	03/03/2025
	20,750	—	19.40	03/15/2026
					875	1,925	2,626	5,777
					3,234	7,115	4,851	10,672

Steven P. Harris	2,500	2,500	53.40	06/20/2028
					1,250	2,750	—	—
					1,555	3,421	2,333	5,133

Kenneth W. Johnson	7500	—	94.40	03/15/2021
	475	—	74.80	03/08/2022
	1,075	—	47.80	05/14/2023
	1,150	—	63.00	03/11/2024
	1,250	—	71.00	08/09/2021
	3,850	—	19.40	03/15/2026
					2,212	4,866	1,366	3,005
					1,710	3,762	2,566	5,645

(1)	Options vest in twenty-five percent (25%) increments each year for four (4) years on the anniversary of the grant date.
(2)

For awards granted before January 1, 2018, stock awards vest in 25% increments each year for four years on the anniversary of the grant date. Starting January 1, 2018, the vesting schedule for all restricted stock awards changed to 33.3% each year for three years with the remainder vesting upon achievement of performance goals established by the Compensation Committee.

(3)

The market value was calculated based on the closing price of Abraxas’ common stock on December 31, 2020 of $2.20 per share multiplied by the number of shares of stock that had not vested as of December 31, 2020.

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Stock Ownership Guidelines

Abraxas’ Board has established stock ownership guidelines to strengthen the alignment of director and executive officer interests with those of our stockholders. As of December 31, 2020, we had nine non-employee directors and eight executive officers subject to the stock ownership guidelines. Under the guidelines below, each director and officer is precluded from selling any shares of Abraxas common stock until the director or officer satisfies the ownership guidelines set forth in the following table. Satisfaction of the ownership guidelines will fluctuate with the market value of Abraxas common stock.

Position	Stock Ownership Guidelines
Chief Executive Officer	5x annual base salary

All other Executive Officers	3x annual base salary

Non-employee Directors	3x all fees received during the prior 12-month period, including the value of common shares awarded in lieu of cash payments at the time of issuance

Abraxas’ Board has discretion to review special situations; however, non-compliance without board approval can result in the loss of future bonuses and discretionary stock-based compensation. As of December 31, 2020, the market value of Abraxas common stock was $2.20 per share. As an example, Mr. Watson, our chief executive officer, is required to own 1,217,273 shares of Abraxas common stock to meet the stock ownership guidelines at this price. As of December 31, 2020, none of the NEO’s or directors satisfied the minimum stock ownership guidelines.

Policies Against Hedging and Pledging Stock

Our NEOs and directors are prohibited from engaging in hedging transactions that are designed to hedge or offset a decrease in market value of such person’s Common Stock in the Company. We believe that such conduct could cause an NEO or director to no longer have the same objectives as the Company’s other stockholders because these types of transactions could reduce the full risks of stock ownership. In addition, our NEOs and directors may not pledge Company securities as collateral for any other loan.

The Company’s Code of Business Conduct and Ethics, which was updated in 2018 contains a policy on insider trading. The policy states that employees, officers and directors who have access to confidential information are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of our business. All non-public information about the Company should be considered confidential information. To use non-public information for personal financial benefit or to “tip” others who might make an investment decision on the basis of this information is not only unethical but also illegal. If you have any questions, please consult the Company’s policy on insider trading.

Employment Agreements and Potential Payments Upon Termination or Change in Control

Abraxas has entered into employment agreements with each of our named executive officers pursuant to which each will receive compensation as determined from time to time by the Board in its sole discretion. Abraxas has also established the Abraxas Petroleum Corporation Severance Plan, effective December 31, 2008, for all employees who are not subject to an employment agreement. This plan provides severance benefits in the event of a change in control and for certain other changes in conditions of employment. The affected employees would be entitled to receive one month of base salary for each year of service with Abraxas, up to a maximum of 12 months.

The employment agreements for Messrs. Watson, Harris, and Johnson are scheduled to terminate on December 31, 2021, and are automatically extended for an additional year if by December 1 neither Abraxas nor Messrs. Watson, Harris, or Johnson, as the case may be, has given notice to the contrary. In the event of a Change in Control, the term or any renewal thereof continues in effect for 36 months.

The employment agreements contain the following defined terms:

“Cause” means termination upon

(i) the willful and continued failure by the named executive officer to substantially perform his duties with Abraxas (other than any such failure resulting from his incapacity due to physical or mental illness or any such actual or anticipated failure resulting from termination by him for Good Reason) after a written demand for substantial performance is delivered to the named executive officer by the Board, which demand specifically identifies the manner in which the Board believes that he has not substantially performed his duties, or

(ii) the willful engaging by the named executive officer in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. The named executive officer shall not be deemed to have been terminated for Cause unless and until the named executive officer has been delivered a copy of a resolution duly adopted by the affirmative vote (which cannot be delegated) of not less than a majority of the members of the Board who are not officers of the Company at a meeting of the Board called and held for such purposes (after reasonable notice to the named executive officer and an opportunity for the named executive officer, together with the named executive officer’s counsel, to be heard before the Board), finding that in the good faith opinion of the Board, the named executive officer was guilty of conduct set forth in clauses (i) or (ii) above and specifying the particulars thereof in detail.

“Change in Control” means the occurrence of

(i) any “person” or “group” (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”)) becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), except that a person shall be deemed to be the “beneficial owner” of all shares that any such person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants, options or otherwise, without regard to the sixty day period referred to in such Rule), directly or indirectly, of securities representing 20% or more of the combined voting power of the Company’s then outstanding securities,

(ii) any person or group making a tender offer or an exchange offer for 20% or more of the combined voting power of the Company’s then outstanding securities,

(iii) at any time during any period of two consecutive years (not including any period prior to the execution of the employment agreement), individuals who at the beginning of such period constituted the Board and any new directors, whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the Company directors then still in office who either were the Company directors at the beginning of the period or whose election or nomination for election was previously so approved (“Current Directors”), ceasing for any reason to constitute a majority thereof,

(iv) the Company consolidating, merging or exchanging securities with any other entity and the stockholders of the Company immediately before the effective time of such transaction not beneficially owning, immediately after the effective time of such transaction, shares entitling such stockholders to a majority of all votes (without consideration of the rights of any class of stock entitled to elect directors by a separate class vote) to which all stockholders of the corporation issuing cash or securities in the consolidation, merger or share exchange would be entitled for the purpose of electing directors or the Current Directors immediately after the effective time of the consolidation, merger or share exchange not constituting a majority of the Board of Directors of the corporation issuing cash or securities in the consolidation, merger or share exchange, or

(v) any person or group acquiring all or substantially all of the Company’s assets.

“Disability” means the incapacity of the named executive officer due to physical or mental illness which causes the named executive officer to have been absent from the full-time performance of his duties with the Company for six consecutive months, and within 30 days after the Company gives the named executive officer written notice of termination, the named executive officer has not returned to the full-time performance of his duties.

“Good Reason” means, without the named executive officer’s express written consent, any of the following:

(i) a material adverse alteration in the nature or status of his position, duties or responsibilities from those in effect immediately prior to a Change in Control, other than any such alteration primarily attributable to the fact that the Company may no longer be a public company or may be a subsidiary of another entity,

(ii) a reduction in his current annual base salary as in effect immediately prior to the Change in Control or as the same may be increased from time to time,

(iii) a change in the principal place of his employment, as in effect at the time of a Change in Control, to a location more than fifty (50) miles from such principal place of employment, excluding required travel on the Company’s business to an extent substantially consistent with Employee’s business travel obligations as of the date of the agreement,

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(iv) the failure by the Company, without his consent, to pay to him any portion of his current compensation, or to pay to him any portion of any deferred compensation, within ten (10) days of the date any such compensation payment is due,

(v) the failure by the Company to continue in effect any compensation plan in which he participates, or any substitute plans adopted prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan in connection with the Change in Control, or the failure by the Company to continue his participation therein on the same basis, both in terms of the amount of benefits provided and the level of his participation relative to other participants, as existed at the time of the Change in Control,

(vi) the failure by the Company to continue to provide him with benefits at least as favorable to those enjoyed by him under any of the Company’s pension, life insurance, medical, health and accident, disability, deferred compensation or savings plans in which he is currently participating, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive him of any material fringe benefit enjoyed by him, or the failure by the Company to provide him with the number of paid vacation days to which he is entitled on the basis of the Company’s practice with respect to him as in effect at the time of the Change in Control,

(vii) the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform his employment agreement, or

(viii) any purported termination of his employment which is not effected pursuant to the employment agreement’s termination provisions.

“Retirement” means termination in accordance with the Company’s retirement policy, generally applicable to its salaried employees or in accordance with any retirement arrangement established with the named executive officer’s consent with respect to himself.

If, following a Change in Control, an officer’s employment is terminated by the Company other than for Cause or Disability, by reason of the officer’s death or Retirement, or by such officer for Good Reason, then such terminated officer will be entitled to the following a lump sum payment equal to three times his annual base salary.

If any lump sum payment to an named executive officer would individually or together with any other amounts paid or payable constitute a would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the “Code”)) (the “Parachute Payments”) which will be subject to the excise tax imposed under Section 4999 of the Code (the “Excise Tax”), then the total amounts received by the named executive officer from the Company which constitute Parachute Payments shall be reduced to an amount equal, in the aggregate, to one dollar ($1.00) less than three (3) times the named executive officer’s base amount (as defined in Section 280G of the Code) so that no portion of the Parachute Payments received by the named executive officer shall be subject to the Excise Tax, if and only if (i) such reduction in the Parachute Payments produces a better net after-tax position (taking into account any applicable Excise Tax under Section 4999 of the Code and any applicable income tax) than the total payment provided for herein and (ii) there are no other amounts receivable by the named executive officer from the Company which, by their terms, may not be reduced such that no portion of such amounts received by the named executive officer shall be subject to the Excise Tax.

In addition, unvested options and restricted stock that have been awarded to our named executive officers will vest upon any change in control. As of December 31, 2020, our named executive officers held 2,500 unvested options, none of which were “in-the-money”. Additionally, our named executive officers held 10,381 shares of restricted stock on that date, which were unvested.

The following table provides information concerning termination and change in control payments to each of our named executive officers as if the event occurred on December 31, 2020.

Termination and Change in Control Payments Table

Name	Type of Benefit	Before Change in Control Termination w/o Cause or for Good Reason ($)	After Change in Control Termination w/o Cause or for Good Reason ($)(1)	Voluntary Termination ($)	Death / Disability ($)	Change in Control ($)(2)
Robert L.G. Watson	Severance pay	—	1,606,800	—	—	1,606,800
	Option acceleration	—	—	—	—	—
	Restricted stock acceleration		9,040	—	9,040	9,040
	Total		1,615,840	—	9,040	1,615,840

Steven P. Harris	Severance pay	—	772,500	—	—	772,500
	Option acceleration	—	—	—	—	—
	Restricted stock acceleration		6,171	—	6,171	6,171
	Total		778,671	—	6,171	778,671

Kenneth W. Johnson	Severance pay	—	849,750	—	—	849,750
	Option acceleration	—	—	—	—	—
	Restricted stock acceleration		8,628	—	8,628	8,628
	Total		858,378	—	8,628	858,378

(1)

These amounts reflect a lump sum payment equal to 3.0x the named executive officer’s annual base salary as of December 31, 2020. There were no vested or unvested “in-the-money” options for the named executive officers at December 31, 2020. Our named executive officers held 10,381 shares of restricted stock valued at the fair market value as of December 31, 2020.

(2)

The amounts on the severance pay row reflect a 36-month extension of each named execution officer’s employment agreement based on the named executive officer’s base salary on December 31, 2020 and would be paid over the extension period. Our named executive officers held 10,381 shares of restricted stock valued at the fair market value as of December 31, 2020.

Compensation of Directors

All compensation paid to directors is limited to non-employee directors. We use a combination of cash and stock-based incentive compensation to attract and retain qualified individuals to serve on the Board.

Compensation. During 2020, each director was paid $1,000 for each board meeting attended and $1,000 for each committee meeting attended. The chairman of the Audit Committee received an additional annual fee of $7,875, the chairman of the Compensation Committee received an additional annual fee of $3,975 and the chairman of the Nominating and Governance Committee received an additional annual fee of $1,050. Directors were not paid a retainer in 2020.

Stock Options. Historically, Abraxas has awarded each director stock options, depending on each director’s length of service, with exercise prices equal to the prevailing market prices at the time of issuance, ranging from $19.80 to $107.60 per share. Each year at the first regular board meeting following the annual meeting, Abraxas awarded each director options in accordance with the terms of the Amended and Restated Abraxas Petroleum Corporation 2005 Non-Employee Directors Long-Term Equity Incentive Plan (the “Directors Plan”). Option grants were discontinued beginning in 2019 and replaced with restricted stock grants.

The Directors Plan currently reserves 70,698 shares of Abraxas common stock, subject to adjustment following certain events, such as stock splits. As a result of the 1-for-20 reverse stock split effected by the Company in October 2020, the maximum annual award for any one director under the current Directors Plan is 5,000 shares. The exercise price of all options awarded is no less than 100% of the fair market value on the date of the award while the option terms and vesting schedules are at the discretion of the Compensation Committee.

Unless otherwise provided in the applicable award agreement, vested awards granted under the Directors Plan shall expire, terminate, or otherwise be forfeited as follows:

•	three months after the date the Company delivers a notice of termination of a participant’s active status, other than in circumstances covered by the following three circumstances:

•	immediately upon termination for misconduct;

•	12 months after the date of death; and

•	36 months after the date on which the director ceased performing services as a result of retirement.

Proxy Statement

The following table sets forth a summary of compensation for the fiscal year ended December 31, 2020 that Abraxas paid to each director. Abraxas does not sponsor a pension benefits plan, a non-qualified deferred compensation plan or a non-equity incentive plan for its directors; therefore, these columns have been omitted from the following table. Except for reimbursement of travel expenses to attend board and committee meetings, no other or additional compensation for services were paid to any of the directors.

Restricted Stock. Beginning in 2019, Abraxas quit awarding stock options and instead granted shares of restricted stock. Restricted stock was awarded in shares with a market value at the time of the grant equal to $12,000. The restricted shares vest over a three year period, one third per year from the date of the grant. In 2019 each director was granted 462 shares at the closing price on the date of the grant of $26.00. There were not any restricted stock awards awarded to directors in 2020.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Restricted Stock Awards ($)(2)	Total ($)(3)
Ralph F. Cox	8,975	—	8,975
Brian L. Melton	13,875	—	13.875
Angela A. Steffen Meyer	6,050	—	6,050

(1)	This column represents the amounts paid in cash to each director.
(2)

The amounts in this column reflect the aggregate grant date fair value of restricted stock granted in 2020 to each director calculated in accordance with FASB ASC Topic 718. See the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission for a discussion of all assumptions made in the calculation of this amount.

(3)	The dollar value in this column for each director represents the sum of all compensation reflected in the previous columns.

The following table provides information concerning outstanding equity awards at December 31, 2020 for our directors:

Outstanding Equity Awards at Fiscal Year End Table

	OPTION AWARDS			STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)(1)	Option Exercise Price ($)	Number of Shares of Stock That Have Not Vested (#)(2)	Market Value of Shares of Units of Stock That Have Not Vested ($)(3)
Ralph F. Cox	500		55.00	308	678
	500		90.20
	500		86.40
	500		90.00
	2,500		19.80
	500		21.20
	500		47.20
	525		82.60
	600		58.00
	600		47.80
	600		107.60
	1.250		73.20
	1.250		26.80
	1.250		37.40
	1.250		57.40

Brian L. Melton	500		47.20	308	678
	525		82.60
	600		58.00
	600		47.80
	600		107.60
	1,250		73.20
	1,250		26.80
	1,250		37.40
	1,250		57.40

Angela A. Steffen Meyer	—	—	—	308	678

(1)

The options awarded to each non-employee director at the first regular board meeting following the annual meeting vest immediately. Other option awards vest in twenty-five percent (25%) increments each year for four (4) years on the anniversary of the grant date.

(2)	For awards granted after January 1, 2018, the vesting schedule for all restricted stock awards changed to 33.3% each year for three years.
(3)

The market value was calculated based on the closing price of Abraxas’ common stock on December 31, 2020 of $2.20 per share multiplied by the number of shares of stock that had not vested as of December 31, 2020.

Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

General

On February 21, 2007, the Board of Directors adopted a formal written related person transaction approval policy, which sets out Abraxas’ policies and procedures for the review, approval, or ratification of “related person transactions.” For these purposes, a “related person” is a director, nominee for director, executive officer, or holder of more than 5% of our common stock, or any immediate family member of any of the foregoing. This policy applies to any financial transaction, arrangement or relationship or any series of similar financial transactions, arrangements or relationships in which Abraxas is a participant and in which a related person has a direct or indirect interest, other than the following:

•	payment of compensation by Abraxas to a related person for the related person’s service in the capacity or capacities that give rise to the person’s status as a “related person;”

•	transactions available to all employees or all stockholders on the same terms;

•

purchases of supplies from Abraxas in the ordinary course of business at the same price and on the same terms as offered to any other purchasers, regardless of whether the transactions are required to be reported in Abraxas’ filings with the SEC; and

•	transactions which when aggregated with the amount of all other transactions between the related person and Abraxas involve less than $10,000 in a fiscal year.

Our Audit Committee is required to approve any related person transaction subject to this policy before commencement of the related person transaction, provided that if the related person transaction is identified after it commences, it shall be brought to the Audit Committee for ratification, amendment or rescission. The chairman of our Audit Committee has the authority to approve or take other actions in respect of any related person transaction that arises, or first becomes known, between meetings of the Audit Committee, provided that any action by the chairman must be reported to our Audit Committee at its next regularly scheduled meeting.

Our Audit Committee will analyze the following factors, in addition to any other factors the members of the Audit Committee deem appropriate, in determining whether to approve a related person transaction:

•	whether the terms are fair to Abraxas;

•	whether the transaction is material to Abraxas;

•	the role the related person has played in arranging the related person transaction;

•	the structure of the related person transaction; and

•	the interest of all related persons in the related person transaction.

Related Party Transactions

There have been no related party transactions since January 1, 2019.

Our Audit Committee may, in its sole discretion, approve or deny any related person transaction. Approval of a related person transaction may be conditioned upon Abraxas and the related person following certain procedures designated by the Audit Committee.

PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO USA, LLP (“BDO”) provided audit services to Abraxas for the year ended December 31, 2019. On July 20, 2020, Abraxas’ Audit Committee and Board of Directors appointed Akin, Doherty, Klein & Feuge, PC (“ADKF”) to serve as Abraxas’ independent registered public accounting firm for the fiscal year ending December 31, 2020, and approved the dismissal of BDO and dismissed BDO on July 21, 2020. The Abraxas Board of Directors has selected ADKF to serve as Abraxas’ independent registered public accounting firm for the fiscal year ending December 31, 2021. Although stockholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the stockholders of Abraxas for ratification at the Annual Meeting. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interests of our company and its stockholders. If our stockholders do not ratify the selection of ADKF, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.

As previously disclosed in Abraxas’ Current Report on Form 8-K filed on July 22, 2020, the reports of BDO on Abraxas’ financial statements for the two fiscal years ended December 31, 2018 and 2019 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2018 and 2019, and the subsequent interim periods through BDO’s dismissal, there were no disagreements with BDO on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of BDO, would have caused the firm to make reference to the matter in their report and no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except that as reported in Part II, Item 9A of the Abraxas’ Annual Report on Form 10-K for the year ended December 31, 2019 and as reported in Part I, Item 4 of the Abraxas’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, Abraxas reported a material weakness in its internal control over financial reporting.

Abraxas provided BDO with a copy of its Current Report on Form 8-K filed on July 22, 2020, and requested BDO to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of BDO’s letter, dated July 22, 2020, was attached as Exhibit 16.1 to such report.

A representative of ADKF will be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting in person (including virtually) or represented by proxy and entitled to vote on the matter is necessary to ratify the appointment of Abraxas’ independent registered public accounting firm. The proxy card provides a means for stockholders to vote for the ratification of the selection of Abraxas’ independent registered public accounting firm, to vote against it or to abstain from voting with respect to it. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder’s proxy are to be voted, such shares will be voted FOR the ratification of selection of Abraxas’ independent registered public accounting firm. Abstentions will have the same legal effect as a vote against the proposal. This proposal is a “routine” matter for which your broker does not need your voting instruction in order to vote your shares.

The Board of Directors recommends a vote “FOR” the ratification of the selection of Akin, Doherty, Klein & Feuge, PC, as Abraxas’ independent registered public accounting firm for the fiscal year ending December 31, 2021.

Proxy Statement

AUDIT COMMITTEE REPORT

The Audit Committee represents and assists the Board in fulfilling its responsibilities for general oversight of the integrity of Abraxas’ financial statements, Abraxas’ compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of Abraxas’ internal audit function, and risk assessment and risk management. The Audit Committee manages Abraxas’ relationship with its independent registered public accounting firm (which report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from Abraxas for such advice and assistance.

Abraxas’ management is primarily responsible for Abraxas’ internal control and financial reporting process. Abraxas’ independent registered public accounting firm is responsible for performing an independent audit of Abraxas’ consolidated financial statements and internal control over financial reporting, and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles. The Audit Committee monitors Abraxas’ financial reporting process and reports to the Board on its findings.

In this context, the Audit Committee hereby reports as follows:

1.    The Audit Committee has reviewed and discussed the audited financial statements with Abraxas’ management.

2.    The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”).

3.    The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB and the SEC regarding the independent registered public accounting firms’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm their independence.

4.    Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in Abraxas’ Annual Report on Form 10-K for the year ended December 31, 2020, and for filing with the Securities and Exchange Commission.

This report is submitted by the members of the Audit Committee.

Brian L. Melton, Chairman

Ralph F. Cox

Angela A. Steffen Meyer

PRINCIPAL AUDITOR FEES AND SERVICES

Audit Fees. The aggregate fees billed ADKF for professional services rendered for the audit of Abraxas’ annual financial statements for the year ended December 31, 2020, the reviews of the condensed consolidated financial statements included in Abraxas’ quarterly reports on Form 10-Q for the year ended December 31, 2020, and the preparation and delivery of consents, comfort letters and other similar documents, were $235,000.

Audit-Related Fees. The aggregate fees billed by ADKF for assurance and related services that were reasonably related to the performance of the audit or review of Abraxas’ financial statements which are not reported in “audit fees” above, for the year ended December 31, 2020 were $0.

Tax Fees. The aggregate fees billed by ADKF for professional services rendered for tax compliance, tax advice or tax planning for the year ended December 31, 2020 were $0.

All Other Fees. The aggregate fees billed by ADKF for other services, exclusive of the fees disclosed above relating to financial statement audit and audit-related services and tax compliance, advice or planning, for the year ended December 31, 2020, were $0.

Consideration of Non-audit Services Provided by the Independent Registered Public Accounting Firm. The Audit Committee has considered whether the services provided for non-audit services are compatible with maintaining ADKF’s independence, and has concluded that the independence of such firm has been maintained.

AUDIT COMMITTEE PRE-APPROVAL POLICY

The Audit Committee’s policy is to pre-approve all audit, audit-related and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee approved all of the fees described above. The Audit Committee may also pre-approve particular services on a case-by-case basis. The independent registered public accounting firm is required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with such pre-approval. The Audit Committee may also delegate pre-approval authority to one or more of its members. Such member(s) must report any decisions to the Audit Committee at the next scheduled meeting.

Proxy Statement

PROPOSAL THREE

APPROVAL OF AMENDMENTS TO LTIP

General

On September 13, 2005, subject to stockholder approval, the Board adopted the Abraxas Petroleum Corporation 2005 Employee Long-Term Equity Incentive Plan, or LTIP, which was approved by our stockholders at the 2006 annual meeting and amended by our stockholders at the 2008 annual meeting.

On June 29, 2009, the Board amended the LTIP, subject to stockholder approval, to increase the number of shares of common stock reserved for issuance under the LTIP to 5,200,000 shares, which was approved on October 5, 2009 by our stockholders.

On March 9, 2012, the Board amended the LTIP, subject to stockholder approval, to increase the number of shares of common stock reserved for issuance under the LTIP to 9,200,000 shares, which was approved on May 4, 2012 by our stockholders.

On March 3, 2015, the Board amended and restated the LTIP, subject to stockholder approval, to increase the number of shares of common stock reserved for issuance under the LTIP by 1,400,000 shares, which was approved on May 5, 2015. Due to a clerical mistake in the proxy statement for our annual meeting in 2015, the number of shares reserved for issuance under the LTIP was incorrectly stated as 6,600,000 shares, which was less than the 9,200,000 shares previously approved for issuance by the stockholders in 2012. The Board had intended that a total of 10,600,000 shares be reserved for issuance under the LTIP when it approved the increase in 2015. Upon discovering this mistake, it was determined that we should seek the affirmative vote of the stockholders to ratify that a total of 10,600,000 shares are reserved for issuance under the LTIP and to correct the LTIP as it appeared in our proxy statement for the 2015 annual meeting to reflect that a total of 10,600,000 shares are reserved for issuance under the LTIP, which was approved on May 10, 2016 by our stockholders.

On March 14, 2017, the Board of Directors approved, subject to stockholder approval, an amendment to the LTIP to increase the number of shares of common stock reserved for issuance under the LTIP to 12,600,000 shares and an amendment to change the vesting of awards in the event of a Change of Control (as defined in the LTIP), which was approved by our stockholders at the 2017 annual meeting.

On October 19, 2020 the Board of Directors effected a reverse stock split of the authorized, issued, and outstanding shares of Abraxas common stock at a ratio of 1-for-20, such that every holder of such common stock received one share of common stock for every 20 shares they held. As of December 31, 2020, a total of 183,639 shares of Abraxas common stock were reserved under the LTIP.

On [April 14], 2021, the Board of Directors approved, subject to stockholder approval, an amendment to the LTIP to increase the number of shares of common stock reserved for issuance under the LTIP to 1,683,639 shares and an amendment to increase the maximum annual award for any one employee under the LTIP to 250,000. In order to effectuate the increase in the number of authorized shares, Section 4(a) of the LTIP would be amended to read, in its entirety, as follows:

(a) Reservation of Shares. The shares of Common Stock reserved under this Plan shall be 1,683,639 shares of Common Stock. If an Award expires, is forfeited or becomes unexercisable for any reason without having been exercised in full, the undelivered Shares which were subject thereto shall, unless this Plan has been terminated, become available for future Awards under this Plan. The Shares may be authorized but unissued, or reacquired shares of Common Stock. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

In order to effectuate the increase in the maximum number of shares an employee can potentially be awarded each year, Section 6(b) of the LTIP would be amended to read, in its entirety, as follows:

(b) Maximum Annual Participant Award. The aggregate number of Shares with respect to which an Award or Awards may be granted to any one Participant in any one taxable year of the Company shall not exceed 250,000 shares of Common Stock (subject to adjustment as set forth in Section 5(a)).

Reasons for the Amendments to the LTIP

The Board believes that the purpose of the LTIP is to employ and retain qualified and competent personnel and promote the growth and success of Abraxas by aligning the long-term interests of Abraxas’ key employees with those of Abraxas’ stockholders by providing an opportunity to acquire an interest in Abraxas and by providing both rewards for exceptional performance and long-term incentives for future contributions to the success of Abraxas. Abraxas believes that this purpose will be furthered through the granting of awards, as authorized under the LTIP, so that such key employees will be encouraged and enabled to acquire a substantial personal interest in the continued success of Abraxas. Abraxas believes the additional shares to be reserved and the additional shares to potentially be awarded to an Employer pursuant to the amendments to the LTIP are necessary for Abraxas to continue its policy of emphasizing equity compensation and to remain competitive with industry equity grant practices.

If the new shares are not approved for issuance under the LTIP, Abraxas may be required to curtail use of long-term incentives and the Board may consider other alternatives to compensate employees.

The proposed amendment relating to the number of shares of Common Stock reserved for issuance under the LTIP increases the number of shares of common stock available for issuance under the LTIP from 183,639 to 1,683,639 shares, which together with Proposal Four, will contribute to a potential dilution of approximately 24%. This potential dilution was calculated by adding (i) the total number of shares available for issuance under the LTIP, (ii) the total number of shares available for issuance under the Directors Plan (including the additional shares requested in Proposal Four), and (iii) all unvested shares and unexercised stock options previously awarded and outstanding under the Company’s prior equity incentive plans; divided by the total number of shares of outstanding common stock of the Company. In considering this proposal, stockholders should also be aware that the average number of shares granted per year under all long-term incentive plans over the last three fiscal years, divided by the number of shares outstanding, is approximately 2%, a percentage we believe is in line with the average of our peer group. The Company anticipates that the requested number of shares for the LTIP will be sufficient to meet the needs of our long-term incentive program for at least two years.

Summary of the LTIP

The following is a summary of certain terms of the LTIP as proposed to be amended. The summary is qualified in its entirety by reference to the full text of the LTIP attached as Annex A to this proxy statement. A stockholder may also request a copy of the LTIP from the Company.

Administration and Eligibility. The LTIP is administered by the Compensation Committee of the Board and authorizes the Board to grant non-qualified stock options, incentive stock options or issue shares of restricted stock to those persons who are employees of Abraxas. As of April 1, 2021, Abraxas had 62 full-time employees, all of whom are eligible to participate in the LTIP.

Shares Reserved and Awards. If this proposal is approved, the LTIP will reserve 1,683,639 shares of Common Stock, subject to adjustment following certain events, as discussed below and the maximum annual award for any one employee will be 250,000 shares of Common Stock. If options, as opposed to restricted stock, are awarded, the exercise share price shall be no less than 100% of the fair market value on the date of the award, unless the employee is awarded incentive stock options and at the time of the award, owns more than 10% of the voting power of all classes of stock of Abraxas. Under this circumstance, the exercise share price shall be no less than 110% of the fair market value on the date of the award. Option terms and vesting schedules are at the discretion of the Compensation Committee.

Option Exercise. An option is exercised when proper notice of exercise has been given to Abraxas, or the brokerage firm or firms approved by Abraxas, if any, to facilitate exercises and sales under the LTIP and full cash payment for the shares with respect to which the option is exercised has been received by Abraxas or the brokerage firm or firms, as applicable.

Stockholder Rights. Except as otherwise provided in the LTIP, until the issuance of the share certificates evidencing the award shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the award shares.

Transferability of Awards. An award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in exchange for consideration, except that an award may be transferred by will or by the laws of descent or distribution and may be exercised, during the lifetime of the employee, only by the employee, unless the Compensation Committee permits further transferability, on a general or specific basis, in which case the Compensation Committee may impose conditions and limitations on any permitted transferability.

Proxy Statement

Termination of Awards. Unless otherwise provided in the applicable award agreement, vested options granted under the LTIP will expire and cease to be exercisable as follows:

•	three (3) months after the date of the termination of the employee, other than in circumstances covered by the following four bullet points;

•	immediately upon termination of the employee for misconduct;

•	twelve (12) months after the date of the termination of the employee if such termination was by reason of disability;

•	twelve (12) months after the date of the death of the employee; and

•	twelve (12) months after an employee terminates his or her employment for good reason.

Amendments. The Board or the Compensation Committee may amend or terminate the LTIP from time to time in such respects as the Board may deem advisable (including, but not limited to, amendments which the Board deems appropriate to enhance Abraxas’ ability to claim deductions related to stock option exercises); provided, that to the extent an amendment to the LTIP increases the maximum number of shares available under the plan, changes the class of individuals eligible to receive awards under the plan, or requires stockholder approval under the rules of the NASDAQ, such other exchange upon which Common Stock is either quoted or traded, or the SEC, stockholder approval shall be required for any such amendment of the LTIP. Subject to the foregoing, it is specifically intended that the Board or Compensation Committee may amend the LTIP without stockholder approval to comply with legal, regulatory and listing requirements and to avoid unanticipated consequences deemed by the Committee to be inconsistent with the purpose of the LTIP or any award agreement.

Adjustments. If the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities or property of Abraxas or of another corporation, or if the number of such shares of common stock shall be increased by a stock dividend or stock split, there shall be substituted for or added to each share of common stock reserved for the purposes of the LTIP, whether or not such shares are at the time subject to outstanding awards, the number and kind of shares of stock or other securities or property into which each outstanding share of common stock shall be so changed or for which it shall be so exchanged, or to which each such share shall be entitled, as the case may be. Outstanding awards shall also be considered to be appropriately amended as to price and other terms as may be necessary or appropriate to reflect the foregoing events. If there shall be any other change in the number or kind of the outstanding shares of Abraxas’ Common Stock, or of any stock or other securities or property into which such common stock shall have been changed, or for which it has been exchanged, and if the Compensation Committee shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind or price of the shares then reserved for the purposes of the LTIP, or in any award previously granted or which may be granted under the LTIP, then such adjustment shall be made by the Compensation Committee and shall be effective and binding for all purposes of the LTIP.

In addition, the Compensation Committee shall have the power, in the event of any merger or consolidation involving Abraxas to amend all outstanding awards to permit the exercise thereof in whole or in part at any time, or from time to time, prior to the effective date of any such merger or consolidation and to terminate each such award as of such effective date.

U.S. Federal Tax Consequences

The following discussion summarizes the material federal income tax consequences of participation in the LTIP. This discussion is general in nature and does not address issues related to the tax circumstances of any particular employee. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in law. This discussion does not address state, local and foreign tax consequences.

Stock Options. In general, the grant of an option will not be a taxable event to the recipient and it will not result in a deduction to Abraxas. The tax consequences associated with the exercise of an option and the subsequent disposition of shares of common stock acquired on the exercise of such option depend on whether the option is a nonqualified stock option or an incentive stock option.

Upon the exercise of a nonqualified stock option, the participant will recognize ordinary taxable income equal to the excess of the fair market value of the shares of common stock received upon exercise over the exercise price. Abraxas will generally be able to claim a deduction in an equivalent amount. Any gain or loss upon a subsequent sale or exchange of the shares of common stock will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of common stock.

Generally, a participant will not recognize ordinary taxable income at the time of exercise of an incentive stock option and no deduction will be available to Abraxas, provided the option is exercised while the participant is an employee or within three months following termination of employment (longer, in the case of disability or death). If an incentive stock option granted under the LTIP is exercised after these periods, the exercise will be treated for federal income tax purposes as the exercise of a nonqualified stock option. Also, an incentive stock option granted under the LTIP will be treated as a nonqualified stock option to the extent it (together with other incentive stock options granted to the participant by Abraxas) first becomes exercisable in any calendar year for shares of common stock having a fair market value, determined as of the date of grant, in excess of $100,000.

If shares of common stock acquired upon exercise of an incentive stock option are sold or exchanged more than one year after the date of exercise and more than two years after the date of grant of the option, the participant will not recognize ordinary income in connection with such sale or exchange, and any gain or loss will be long-term capital gain or loss. If shares of common stock acquired upon exercise of an incentive stock option are disposed of prior to the expiration of these one-year or two-year holding periods (a “Disqualifying Disposition”), the participant will recognize ordinary income at the time of disposition, and Abraxas will generally be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares of common stock at the date of exercise over the exercise price. Any additional gain following the date of exercise will be treated as capital gain, long-term or short-term, depending on how long the shares of common stock have been held. Where shares of common stock are sold or exchanged in a Disqualifying Disposition (other than certain related party transactions) for an amount less than their fair market value at the date of exercise, any ordinary income recognized in connection with the Disqualifying Disposition will be limited to the amount of gain, if any, recognized in the sale or exchange, and any loss will be a long-term or short-term capital loss, depending on how long the shares of common stock have been held.

If an option is exercised through the use of shares of common stock previously owned by the participant, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such previously owned shares upon such exercise. The amount of any built-in gain on the previously owned shares generally will not be recognized until the new shares acquired on the option exercise are disposed of in a sale or other taxable transaction.

Although the exercise of an incentive stock option as described above would not produce ordinary taxable income to the participant, it would result in an increase in the participant’s alternative minimum taxable income and may result in an alternative minimum tax liability.

Restricted Shares. A participant who receives restricted shares will generally recognize ordinary income at the time that they “vest”, i.e., when they are not subject to a substantial risk of forfeiture. The amount of ordinary income so recognized will generally be the fair market value of the common stock at the time the shares vest, less the amount, if any, paid for the shares. This amount is generally deductible for federal income tax purposes by Abraxas. Dividends paid with respect to common stock that is nonvested will be ordinary compensation income to the participant (and generally deductible by Abraxas). Any gain or loss upon a subsequent sale or exchange of the shares of common stock, measured by the difference between the sale price and the fair market value on the date the shares vest, will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of common stock. The holding period for this purpose will begin on the date following the date the shares vest.

In lieu of the treatment described above, a participant may elect to recognize income under Section 83(b) of the Internal Revenue Code in the year of grant of such restricted shares. In such event, the participant will recognize income in the amount of the fair market value of the restricted shares at the time of grant (determined without regard to any restrictions other than restrictions which by their terms will never lapse), less the amount, if any, paid for the shares and Abraxas will generally be entitled to a corresponding deduction. Dividends paid with respect to shares as to which a proper Section 83(b) election has been made will not be deductible to Abraxas. If a Section 83(b) election is made and the restricted shares are subsequently forfeited, the participant will not be entitled to any offsetting tax deduction, and will recognize a loss equal to the excess (if any) of the amount paid for such shares (if any) and the amount realized upon such forfeiture (if any).

New Plan Benefits

The benefits that will be awarded or paid under the LTIP are not currently determinable. Such awards are within the discretion of the Compensation Committee, and the Compensation Committee has not determined future awards or who might receive them.

Proxy Statement

Term and Amendment

The LTIP will terminate on May 5, 2025 unless terminated earlier by the Board of Directors. The Board may amend the LTIP from time to time but no amendments will be effective without stockholder approval if such approval is required under applicable law or the rules of the NASDAQ Stock Market.

Vote Required

Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast, in person or by proxy, is necessary to approve the amendments to the LTIP. The enclosed form of proxy provides a means for stockholders to vote for the approval of the amendments to the LTIP, to vote against it or to abstain from voting with respect to it. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder’s proxy are to be voted, such shares will be voted FOR the amendments to the LTIP. Under applicable Nevada law, in determining whether this item has received the requisite number of affirmative votes, abstentions and broker non-votes will not be counted and will have no effect.

The Board recommends that you vote “FOR” the amendments to the LTIP.

PROPOSAL FOUR

APPROVAL OF AMENDMENTS TO THE DIRECTORS PLAN

General

The Directors Plan was adopted and approved by our stockholders in 2005. On March 3, 2015, subject to stockholder approval, the Abraxas Board of Directors approved an amendment and restatement of the Directors Plan which was approved by the stockholders on May 5, 2015.

On March 14, 2017, the Board of Directors approved, subject to stockholder approval, an amendment to the Directors Plan to increase the number of shares of common stock reserved for issuance under the Directors Plan to 2,900,000 shares, which was approved by our stockholders at the 2017 annual meeting.

On October 19, 2020 the Company effected a reverse stock split of the authorized, issued, and outstanding shares of Abraxas common stock at a ratio of 1-for-20, such that every holder of such common stock received one share of common stock for every 20 shares they held. As of December 31, 2020, a total of 70,698 shares of Abraxas common stock were reserved under the Directors Plan.

On April 14, 2021, the Board of Directors approved, subject to stockholder approval, an amendment to the Directors Plan to increase the number of shares of common stock reserved for issuance under the Directors Plan to 200,698 shares, an amendment to increase the maximum annual award for any one participant under the Directors Plan to 25,000 shares, and an amendment to reflect the effect of the reverse stock split, described above, on the number of shares to be granted to each non-employee director as compensation for participation in Board and Committee meetings each calendar year. In order to effectuate the increase in the number of authorized shares, Section 4(a) of the Directors Plan would be amended to read, in its entirety, as follows:

(a) Reservation of Shares. The shares of Common Stock reserved under this Plan shall be 200,698 shares of Common Stock. If an Award expires, is forfeited or becomes unexercisable for any reason without having been exercised in full, the undelivered Shares which were subject thereto shall, unless this Plan shall have been terminated, become available for future Awards under this Plan. The Shares may be authorized but unissued, or reacquired shares of Common Stock. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

In order to effectuate the increase in the maximum number of shares a participant can potentially be awarded each year, Section 6(b) of the Directors Plan would be amended to read, in its entirety, as follows:

(b) Maximum Annual Participant Award. The aggregate number of Shares with respect to which an Award or Awards may be granted to any one Participant in any one taxable year of the Company (the “Maximum Annual Participant Award”) shall not exceed 25,000 shares of Common Stock (subject to adjustment as set forth in Section 5(a)) pursuant to the Awards to be granted pursuant to Section 6(c) and Section 6(d).

In order to effectuate the adjustment in the number of shares to be awarded to each non-employee director for their participation in Board and Committee meetings each year, Section 6(c) of the Directors Plan would be amended to read, in its entirety, as follows:

(c) Formula Awards. Each year at the first regular meeting of the Board of Directors immediately following the Company’s annual stockholders meeting for that year, each Non-Employee Director at the time of such Board meeting, shall be granted Awards of 1,250 shares of Common Stock (subject to adjustment as set forth in Section 5(a)), unless the Committee shall decide otherwise prior to or at such Board meeting. The Awards granted pursuant to this Section 6(c) are intended to compensate each Non-Employee Director for that Non-Employee Director’s participation in Board and Committee meetings during the Company’s previous calendar year. Any Non-Employee Director who leaves the Board (including ceasing to be an advisory Director) prior to the date of the first regular meeting of the Board of Directors following the Company’s annual stockholders meeting for that year shall not be entitled to any Awards under this Section 6(c).

Reasons for the Amendments to the Directors Plan

The Board believes that the purpose of the Directors Plan is to attract and retain members of the Board of Directors, and to promote the growth and success of the Company’s business, by aligning the long-term interests of the Company’s Directors with those of the Company’s stockholders by providing an opportunity to acquire an interest in the Company and by providing both rewards for exceptional performance and long term incentives for future contributions to the success of the Company and its Subsidiaries.

Proxy Statement

Abraxas believes the additional shares to be reserved and the additional shares to be awarded to a participant pursuant to the amendments of the Directors Plan are necessary for Abraxas to continue its policy of emphasizing equity compensation and to attract and retain qualified directors.

If the new shares are not approved for issuance under the Directors Plan, Abraxas may be required to curtail use of long-term incentives and the Board may consider other alternatives to compensate its directors.

The proposed amendment to the Directors Plan increases the number of shares of common stock available for issuance under the Directors Plan from 70,698 to 200,698 shares, which together with Proposal Three, will contribute to a potential dilution of approximately 24%. This potential dilution was calculated by adding (i) the total number of shares available for issuance under the LTIP (including the additional shares requested in Proposal Three), (ii) the total number of shares available for issuance under the Directors Plan (including the additional shares requested in this Proposal), and (iii) all unvested shares and unexercised stock options previously awarded and outstanding under the Company’s prior equity incentive plans; divided by the total number of shares of outstanding common stock of the Company. In considering this proposal, stockholders should also be aware that the average number of shares granted per year under all long-term incentive plans over the last three fiscal years ending December 31, 2020, divided by the number of shares outstanding, is approximately 2%, a percentage we believe is in line with the average of our peer group. The Company anticipates that the requested number of shares for the Directors Plan will be sufficient to meet the needs of our long-term incentive program for at least two years.

Summary of the Directors Plan

The following is a summary of certain terms of the Directors Plan. The summary is qualified in its entirety by reference to the full text of the Directors Plan attached as Annex B to this proxy statement. A stockholder may also request a copy of the Directors Plan from the Company.

Administration and Eligibility. The Directors Plan will be administered by the Compensation Committee and authorizes the Board to grant non-qualified stock options or issue restricted stock to those persons who are non-employee directors of Abraxas, including advisory directors of Abraxas, which currently amounts to a total of nine people.

Shares Reserved and Awards. If this proposal is approved, the Directors Plan will reserve 200,698 shares of Abraxas common stock, subject to adjustment following certain events, as discussed below. The Directors Plan will also provide that each year, at the first regular meeting of the Board of Directors immediately following Abraxas’ annual stockholder’s meeting, each non-employee director shall be granted or issued awards of 1,250 shares of Abraxas common stock, for participation in Board and Compensation Committee meetings during the previous calendar year. Additionally the maximum annual award for any one participant will be 25,000 shares of Abraxas common stock. If options, as opposed to shares, are awarded, the exercise share price shall be no less than 100% of the fair market value on the date of the award while the option terms and vesting schedules are at the discretion of the Compensation Committee.

Option Exercise. An option is exercised when proper notice of exercise has been given to Abraxas, or the brokerage firm or firms approved by Abraxas, if any, to facilitate exercises and sales under the Directors Plan and full payment for the shares with respect to which the option is exercised has been received by Abraxas or the brokerage firm or firms, as applicable. The consideration to be paid and the method of payment, shall be determined by the Compensation Committee and may include: (i) a cashless exercise, whereby the exercise price is paid to Abraxas from the proceeds of a same-day sale of a portion of the stock underlying the option; (ii) cash; and (iii) tender of shares of common stock owned by the participant. Option shares used to pay the exercise price shall be valued at their fair market value on the exercise date. Payment of the aggregate exercise price by means of tendering previously-owned shares of common stock shall not be permitted when the same may, in the reasonable opinion of Abraxas, cause Abraxas to record a loss or expense as a result thereof.

Stockholder Rights. Except as otherwise provided in the Directors Plan, until the issuance of the share certificates evidencing the award shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the award shares.

Transferability of Awards. An award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in exchange for consideration, except that an award may be transferred by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant, unless the Compensation Committee permits further transferability, on a general or specific basis, in which case the Compensation Committee may impose conditions and limitations on any permitted transferability.

Termination of Awards. Unless otherwise provided in the applicable award agreement or any severance agreement, vested awards granted under the Directors Plan shall expire, terminate, or otherwise be forfeited as follows:

•	three (3) months after the date the Company delivers a notice of termination of a participant’s active status, other than in circumstances covered by the following three bullet points;

•	immediately upon termination of a participant’s active status for misconduct;

•	twelve (12) months after the date of the death of a participant whose active status terminated as a result of his or her death; and

•	thirty-six (36) months after the date on which the participant ceased performing services as a result of retirement.

Amendments. The Board or the Compensation Committee may amend or terminate the Directors Plan from time to time in such respects as the Board may deem advisable (including, but not limited, to amendments which the Board deems appropriate to enhance Abraxas’ ability to claim deductions related to stock option exercises); provided, that to the extent required by the Internal Revenue Code of 1986, as amended, or the rules of the NASDAQ, such other exchange upon which Abraxas common stock is either quoted or traded, or the SEC, stockholder approval shall be required for any material amendment of the Directors Plan. Subject to the foregoing, it is specifically intended that the Board or Compensation Committee be able to amend the Directors Plan without stockholder approval to comply with legal, regulatory and listing requirements and to avoid unanticipated consequences deemed by the Committee to be inconsistent with the purpose of the Directors Plan or any award agreement.

Adjustments. If the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities or property of Abraxas or of another corporation, or if the number of such shares of common stock shall be increased by a stock dividend or stock split, there shall be substituted for or added to each share of common stock reserved for the purposes of the Directors Plan, whether or not such shares are at the time subject to outstanding awards, the number and kind of shares of stock or other securities or property into which each outstanding share of common stock shall be so changed or for which it shall be so exchanged, or to which each such share shall be entitled, as the case may be. Outstanding awards shall also be considered to be appropriately amended as to price and other terms as may be necessary or appropriate to reflect the foregoing events. If there shall be any other change in the number or kind of the outstanding shares of Abraxas’ common stock, or of any stock or other securities or property into which such common stock shall have been changed, or for which it shall have been exchanged, and if the Compensation Committee shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind or price of the shares then reserved for the purposes of the Directors Plan, or in any award previously granted or which may be granted under the Directors Plan, then such adjustment shall be made by the Compensation Committee and shall be effective and binding for all purposes of the Directors Plan.

In addition, the Compensation Committee shall have the power, in the event of any merger or consolidation involving Abraxas to amend all outstanding awards to permit the exercise thereof in whole or in part at any time, or from time to time, prior to the effective date of any such merger or consolidation and to terminate each such award as of such effective date.

U.S. Federal Tax Consequences

Options. Participants will not recognize taxable income at the time an option is granted under the Directors Plan unless the option has a readily ascertainable market value at the time of grant. The Board understands that options to be granted under the Directors Plan will not have a readily ascertainable market value; therefore, income will not be recognized by participants before the time of exercise of an option. The difference between the fair market value of the shares at the time an option is exercised and the option price generally will be treated as ordinary income to the optionee, in which case Abraxas will be entitled to a deduction equal to the amount of the optionee’s ordinary income.

Restricted Stock. A participant who receives a grant of restricted stock who does not elect to be taxed at the time of grant will not recognize income upon an award of shares of common stock, and Abraxas will not be entitled to a deduction until the termination of the restrictions. Upon such termination, the participant will recognize ordinary income in an amount equal to the fair market value of the common stock at the time (less any amount paid by the director for such shares), and Abraxas will be entitled to a deduction in the same amount after satisfying federal income tax withholding requirements. However, the participant may elect to recognize ordinary income in the year the restricted stock is granted in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. In that event, Abraxas will be entitled to a deduction in such year and in the same amount. Any gain or loss recognized by the participant upon subsequent disposition of the stock will be capital in nature.

Proxy Statement

New Plan Benefits

Although the benefits and amounts that will be received by the Non-Executive Director Group are not determinable, the benefits and amounts which would have been received by the Non-Executive Director Group for the last completed fiscal year if the Directors Plan had been in effect are provided in the table below:

New Plan Benefits

Name and Position	Dollar Value ($) (1)			Number of Shares
Non-Executive Director Group	$	[	]	[	]

(1)

Calculated by multiplying the Number of Shares by the grant date fair value of each option using the Black Scholes method as of November 10, 2020, the date of the first Board of Directors meeting immediately following the 2020 Annual Stockholders Meeting.

[Note to Draft: As with the calculations discussed on pages 35 and 38, we do not have the information necessary to complete the New Plan benefits table above, but we believe that Steve Harris should have access to such information. Please let us know if you and Steve would like to set up a call to discuss any of the calculations or formulas required by Proposals Three and Four.]

Term and Amendment

The Directors Plan will terminate on May 5, 2025 unless earlier terminated by the Board of Directors. The Board may amend the Directors Plan from time to time but no amendment will be effective without stockholder approval if such approval is required under applicable law or the rules of the NASDAQ Stock Market.

Vote Required

Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast, in person or by proxy, is necessary to approve the amendments to the Directors Plan. The enclosed form of proxy provides a means for stockholders to vote for the approval of the amendments to the Directors Plan, to vote against it or to abstain from voting with respect to it. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder’s proxy are to be voted, such shares will be voted FOR the amendments to the Directors Plan. Under applicable Nevada law, in determining whether this item has received the requisite number of affirmative votes, abstentions and broker non-votes will not be counted and will have no effect.

The Board of Directors recommends a vote “FOR” the approval of the amendments to the Directors Plan.

PROPOSAL FIVE

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

General

On April 14, 2021, the Board of Directors unanimously approved an amendment to subparagraph (a) of Article Fourth of the Articles of Incorporation of Abraxas, which we refer to as the “Articles,” which would increase the number of shares of Common Stock that Abraxas is authorized to issue. The proposed amendment, which we refer to as the “Authorized Stock Amendment,” would be effectuated by amending subparagraph (a) of Article Fourth to read, in its entirety, as follows:

(a) The total number of shares of all classes of stock which the corporation shall have authority to issue is (i) 40,000,000 shares with par value $.01 per share which are to be of a class designated “Common Stock” and (ii) 1,000,000 shares with par value $.01 per share which are to be of a class designated “Preferred Stock.” The shares of Common Stock shall not be entitled to cumulative voting and shall not have preemptive rights to subscribe for or to purchase any additional shares of the corporation’s capital stock.

On October 19, 2020 the Company effected a reverse stock split of the authorized, issued, and outstanding shares of Abraxas common stock at a ratio of 1-for-20, such that every holder of such common stock received one share of common stock for every 20 shares they held. After taking into account the reverse stock split, the Articles of Incorporation currently authorize the issuance of 20,000,000 shares of Common Stock of which 8,421,910 shares were issued and outstanding and 254,337 were reserved for issuance under the LTIP and Directors Plan as of May 18, 2021. The Authorized Stock Amendment would authorize the issuance of a total of 40,000,000 shares of Common Stock.

Reasons For the Authorized Stock Amendment

Our Board believes that an increase in the number of authorized shares of our Common Stock from 20,000,000 to 40,000,000 shares is in the best interests of our stockholders. Increasing the number of authorized shares of Common Stock will enable us to engage in capital raising transactions and other strategic transactions involving the issuance of equity securities. Abraxas may from time to time wish to issue shares of Common Stock to afford the Board greater flexibility in meeting possible future financing requirements, to effect future transactions such as acquisitions, stock splits or stock dividends and to meet other corporate needs as they arise. The failure to approve the proposed Authorized Stock Amendment may prevent us from executing business activities and initiatives proposed by management and approved by our Board of Directors. If this proposal is approved, prior to any issuance of shares of Common Stock, the Board of Directors will consider factors including, among others, management’s proposed business plan, the then current market price of our Common Stock, the proposed offering price of the shares of Common Stock, the potential dilution to our stockholders, our working capital needs and the terms and availability of alternative sources of financing.

The additional shares of Common Stock for which authorization is sought would be identical to the shares of Common Stock now authorized. Holders of Common Stock do not have preemptive rights to subscribe to additional securities which may be issued by Abraxas.

Dilutive and Anti-Takeover Effects of Increase

The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of holders of the currently outstanding shares of Common Stock. However, any issuance of additional shares of Common Stock could, depending on the circumstances, affect the existing holders of shares of Common Stock by diluting per share earnings and voting power of the outstanding Common Stock.

Although the Authorized Stock Amendment is not motivated by anti-takeover concerns, and is not considered by our Board to be an anti-takeover measure, the availability of additional authorized shares of Common Stock could enable the Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of our company more difficult or time consuming. For example, shares of Common Stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board determines is not in the best interests of our stockholders, thus diluting the ownership and voting rights of the person seeking to obtain control of our company. In certain circumstances, the issuance of Common Stock without further action by the stockholders may have the effect of delaying or preventing a Change in Control of the Company, may discourage bids for our Common Stock at a premium over the prevailing market price and may adversely affect the market price of our Common Stock. As a result, increasing the authorized number of shares of our Common Stock could render more difficult and less likely a hostile takeover of our company by a third-party,

Proxy Statement

or a tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over the company or of any present attempt to acquire a large block of our Common Stock.

Vote Required

Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock is necessary to approve the Authorized Stock Amendment. The enclosed form of proxy provides a means for stockholders to vote for the approval of the Authorized Stock Amendment, to vote against it or to abstain from voting with respect to it. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder’s proxy are to be voted, such shares will be voted FOR the Authorized Stock Amendment. Under applicable Nevada law, in determining whether this item has received the requisite number of affirmative votes, abstentions as to this proposal will not be treated as either a vote for or against the proposal. However, because the proposal requires the affirmative vote of the holders of a majority of the outstanding shares, abstentions will have the same effect as a vote against the proposal. This proposal is a “routine” matter for which your broker does not need your voting instruction in order to vote your shares.

The Board of Directors recommends a vote “FOR” the approval of the Authorized Stock Amendment.

PROPOSAL SIX

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Abraxas asks that you indicate your support for our executive compensation policies and practices as described in our Compensation Discussion & Analysis, accompanying tables and related narrative contained in this proxy statement beginning on page 15. Your vote is advisory and will not be binding on the Board of Directors; however, the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

The Compensation Committee is responsible for executive compensation and works to structure a compensation plan that reflects Abraxas’ underlying compensation philosophy of aligning the interests of our executive officers with those of our stockholders. Key elements of this philosophy are:

•

establishing compensation plans that deliver base salaries which are competitive with companies in our peer group, within Abraxas’ budgetary constraints and commensurate with Abraxas’ salary structure;

•	rewarding outstanding performance; and

•	providing equity-based incentives to ensure motivation over the long-term to respond to Abraxas’ business challenges and opportunities as owners rather than just as employees.

Based on the above, and pursuant to Section 14A of the Exchange Act, we request that stockholders approve the compensation of our named executive officers as disclosed in the Compensation Discussion & Analysis, the compensation tables and the related narrative discussion of this proxy statement.

Vote Required

Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock present in person (including virtually) or by proxy and entitled to vote on this proposal at the Annual Meeting is necessary to approve this proposal. The form of proxy provides a means for stockholders to vote for the approval of this proposal. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder’s proxy are to be voted, such shares will be voted FOR this proposal. Under applicable Nevada law, in determining whether this item has received the requisite number of affirmative votes, broker non-votes will not be counted and will have no effect. Abstentions are treated as present and entitled to vote and will have the same effect as a vote against this item.

As an advisory vote, this proposal is nonbinding. Although the vote is nonbinding, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our NEOs. We have held such advisory votes on executive compensation each year since 2011.

The Board of Directors recommends a vote “FOR” the advisory proposal to approve the compensation of our NEOs.

Proxy Statement

STOCKHOLDER PROPOSALS FOR 2022 ABRAXAS ANNUAL MEETING

Abraxas intends to hold its next annual meeting during the second quarter of 2022, according to its normal schedule. In order to be included in the proxy material for the 2022 Annual Meeting, Abraxas must receive eligible proposals from stockholders intended to be presented at the annual meeting a reasonable time before the Company begins to print and send its proxy materials or the Notice of Internet Availability. Consistent with past practices, the Company suggests that such proposals be received on or before December 6, 2021, directed to the Abraxas Secretary at the address indicated on the first page of this proxy statement.

According to our Amended and Restated Bylaws, Abraxas must receive timely written notice of any stockholder nominations and proposals to be properly brought before the 2022 Annual Meeting. To be timely, such notice must be delivered to the Abraxas Secretary at the principal executive offices set forth on the first page of this proxy statement between                 , 2022 and the close of business on                 , 2022. The written notice must set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made: (i) the name and address of such stockholder, as they appear on Abraxas’ books, and of such beneficial owner, if any, (ii) (a) the class or series and number of Abraxas shares which are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner, (b) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of Abraxas shares or with a value derived in whole or in part from the value of any class or series of Abraxas shares, whether or not such instrument or right shall be subject to settlement in the underlying class or series of Abraxas capital stock or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of Abraxas shares, (c) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder has a right to vote any shares of any Abraxas security, (d) any short interest in any Abraxas security (a person shall be deemed to have a short interest in a security if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (e) any rights to dividends on the Abraxas shares owned beneficially by such stockholder that are separated or separable from the underlying Abraxas shares, (f) any proportionate interest in Abraxas shares or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (g) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to, based on any increase or decrease in the value of Abraxas shares or Derivative Instruments, if any, as of the date of such notice including, without limitation, any such interests held by members of such stockholder’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date), and (iii) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder.

If the notice relates to any business other than a nomination of a director or directors that the stockholder proposes to bring before the meeting, the notice must set forth (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder and beneficial owner, if any, in such business and (ii) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder.

As to each person, if any, whom the stockholder proposes to nominate for election or reelection to the Board of Directors, the notice must set forth (i) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K (or any successor rule) if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant, and include a completed, dated and signed questionnaire, representation and agreement.

To be eligible to be a nominee for election or reelection as a director of Abraxas, a person must deliver (in accordance with the time periods prescribed above for delivery of notice) to the Secretary at the principal executive offices of Abraxas a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (i) is not and will not become a party to (a) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of Abraxas, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to Abraxas or (b) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of Abraxas, with such person’s fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than Abraxas with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (iii) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of Abraxas, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of Abraxas. Abraxas may also require any proposed nominee to furnish such other information as may reasonably be required by Abraxas to determine the eligibility of such proposed nominee to serve as an independent director of Abraxas or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

As the 2022 Annual Meeting is more than 30 days from July 13, 2022 (the anniversary of the 2021 Annual Meeting), the dates for submission of proposals to be included in the proxy materials and for business to be properly brought before the 2021 Annual Meeting have changed according to Abraxas’ Amended and Restated Bylaws and Regulation 14A under the Exchange Act. A copy of Abraxas’ Amended and Restated Bylaws setting forth the advance notice provisions and requirements for submission of stockholder nominations and proposals may be obtained from the Abraxas Secretary at the address indicated on the first page of this proxy statement.

OTHER MATTERS

No business other than the matters set forth in this proxy statement is expected to come before the meeting, but should any other matters requiring a stockholder’s vote arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of Abraxas. If a nominee for office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies may vote for another person in his place in what they consider the best interests of Abraxas.

Upon the written request of any person whose proxy is solicited hereunder, Abraxas will furnish without charge to such person a copy of its annual report filed with the Securities and Exchange Commission on Form 10-K, including financial statements and schedules thereto, for the fiscal year ended December 31, 2020. Such written request is to be directed to Investor Relations, 18803 Meisner Drive, San Antonio, Texas 78258.

By Order of the Board of Directors

Robert L.G. Watson

Chairman of the Board, President, and

Chief Executive Officer

San Antonio, Texas

June 3, 2021

Proxy Statement

ANNEX A

ABRAXAS PETROLEUM CORPORATION

AMENDED AND RESTATED

2005 EMPLOYEE LONG-TERM EQUITY INCENTIVE PLAN

(As Amended March 11, 2008, June 29, 2009, March 9, 2012, March 3, 2015, March 14, 2017, and April 14, 2021)

ABRAXAS PETROLEUM CORPORATION

Amended and Restated

2005 Employee Long-Term Equity Incentive Plan

PART I

PURPOSE, ADMINISTRATION AND RESERVATION OF SHARES

SECTION 1.    Purpose of this Plan. The purposes of this Plan are to (a) employ and retain qualified and competent personnel and (b) promote the growth and success of the Company’s and its Subsidiaries’ business by (i) aligning the long-term interests of the Company’s key employees with those of the Company’s stockholders by providing an opportunity to acquire an interest in the Company and (ii) providing rewards for exceptional performance and long-term incentives for future contributions to the success of the Company and its Subsidiaries.

This Plan permits the grant of Non-Qualified Stock Options, Incentive Stock Options or Restricted Stock, at the discretion of the Committee and as reflected in the terms of the Award Agreement. Each Award will be subject to conditions specified in this Plan.

SECTION 2.    Definitions. As used herein, the following definitions shall apply:

(a)    “Award” means any award or benefit granted under this Plan, including Options and Restricted Stock.

(b)    “Award Agreement” means a written or electronic agreement between the Company and the Participant setting forth the terms of the Award.

(c)    “Beneficial Ownership” has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

(d)    “Board” means the Company’s Board of Directors.

(e)    “Change of Control” means the first day that any one or more of the following conditions has been satisfied:

(i)    the sale, transfer, or assignment to, or other acquisition by any other entity or entities (other than a Subsidiary), of all or substantially all of the Company’s assets and business in one or a series of related transactions;

(ii)    a third person, including a “group” as determined in accordance with Section 13(d) or 14(d) of the Exchange Act, obtains the Beneficial Ownership of Common Stock having thirty percent (30%) or more of the then total number of votes that may be cast for the election of members of the Board; or

(iii)    during any 12-consecutive month period, the individuals who, at the beginning of such period, constitute the Board (“Incumbent Directors”) cease for any reason other than death to constitute at least a majority of the members of the Board; provided, however, that except as set forth in this Section 2(e)(iii), an individual who becomes a member of the Board subsequent to the beginning of the 12-month period, shall be deemed to have satisfied such 12-month requirement and shall be deemed an Incumbent Director if such Director was elected by or on the recommendation of, or with the approval of, at least two-thirds of the Directors who then qualified as Incumbent Directors either actually (because they were Directors at the beginning of such period) or by operation of the provisions of this Section; if any such individual initially assumes office as a result of or in connection with either an actual or threatened solicitation with respect to the election of Directors (as such terms are used in Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitations of proxies or consents by or on behalf of a person other than the Board, then such individual shall not be considered an Incumbent Director; or

(iv)    a merger, consolidation, reorganization or other business combination (a “Transaction”), as a result of which the stockholders of the Company immediately prior to such Transaction own directly or indirectly immediately following such Transaction less than 50% of the combined voting power of the outstanding voting securities of the entity resulting from such Transaction.

(f)    “Change in Control Value” has the meaning set forth in Section 5(b).

(g)    “Code” means the Internal Revenue Code of 1986, as amended.

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(h)    “Committee” means the Compensation Committee appointed by the Board, which shall be comprised of two or more outside Directors (within the meaning of the term “outside directors” as used in section 162(m) of the Code, and applicable interpretive authority under the Code, and within the meaning of “Non-Employee Director” under SEC Rule 16b-3 promulgated under the Exchange Act and who meet any other qualifications required by the applicable stock exchange on which the Common Stock is traded).

(i)    “Common Stock” means the common stock of the Company, par value $.01 per share.

(j)    “Company” means Abraxas Petroleum Corporation, a Nevada corporation and any successor thereto.

(k)    “Director” means a member of the Board.

(l)    “Effective Date” means the date on which the Company’s stockholders have approved this Plan in accordance with applicable NASDAQ rules, or the rules of such other exchange upon which the Company’s Common Stock is then either quoted or traded.

(m)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)    “Fair Market Value” means the closing price per share of the Common Stock on the NASDAQ as to the date specified (or the previous trading day if the date specified is a day on which no trading occurred), or if the NASDAQ shall cease to be the principal exchange or quotation system upon which the shares of Common Stock are listed or quoted, then such exchange or quotation system upon which the Company elects to list or quote its shares of Common Stock.

(o)    “Good Reason” means:

(i)    a reduction in Participant’s annual base salary as in effect immediately prior to the Change of Control or as the same may be increased from time to time;

(ii)    a change in the principal place of Participant’s employment, as in effect at the time of a Change of Control, to a location more than fifty (50) miles from such principal place of employment, excluding required travel on the Company’s business; or

(iii)    the failure by the Company or any successor, without Participant’s consent, to pay to Participant any portion of Participant’s current compensation, or to pay to Participant any portion of any deferred compensation, within ten (10) days of the date any such compensation payment is due.

(p)    “Incentive Stock Option” means any Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(q)    “Incumbent Director” has the meaning set forth in Section 2(e)(iii).

(r)    “Misconduct” means the termination of employment for “cause” as defined in Participant’s employment agreement or in the absence of such an agreement or such a definition, “Misconduct” will mean a determination by the Committee that Participant (i) has engaged in personal dishonesty, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses), or breach of fiduciary duty involving personal profit, (ii) is unable to satisfactorily perform or has failed to satisfactorily perform Participant’s duties and responsibilities for the Company or any affiliate, (iii) has been convicted of, or plead nolo contendere to, any felony or a crime involving moral turpitude, (iv) has engaged in negligence or willful misconduct in the performance of his duties including, but not limited to, willfully refusing without proper legal reason to perform Participant’s duties and responsibilities, (v) has materially breached any corporate policy or code of conduct established by the Company or any affiliate as such policies or codes may be adopted from time to time, (vi) has violated the terms of any confidentiality, nondisclosure, intellectual property, nonsolicitation, noncompetition, proprietary information and inventions, or any other agreement between Participant and the Company related to Participant’s employment, or (vii) has engaged in conduct that is likely to have a deleterious effect on the Company or any affiliate or their legitimate business interests including, but not limited to, their goodwill and public image.

(s)    “NASDAQ” shall mean the NASDAQ Stock Market.

(t)    “Non-Qualified Stock Option” means an Option that does not qualify or is not intended to qualify as an Incentive Stock Option.

(u)    “Option” means a Non-Qualified Stock Option or an Incentive Stock Option granted pursuant to Section 8 of this Plan.

(v)    “Optionee” means a Participant who has been granted an Option.

(w)    “Participant” means any employee of the Company or any of its Subsidiaries that has been granted an Award.

(x)    “Plan” means this Abraxas Petroleum Corporation 2005 Amended and Restated Employee Long-Term Equity Incentive Plan, including any amendments thereto.

(y)    “Reprice” or “Repricing” shall mean the adjustment or amendment of the exercise price of Options previously awarded whether through amendment, cancellation, replacement of grants or any other means.

(z)    “Restricted Stock” means a grant of Shares pursuant to Section 9 of this Plan.

(aa)    “SEC” means the Securities and Exchange Commission.

(bb)    “Share” means one share of Common Stock, as adjusted in accordance with Section 5 of this Plan.

(cc)    “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests, or an entity with respect to which the Company possesses the power, directly or indirectly, to direct or cause the direction of the management and policies of that entity, whether through the Company’s ownership of voting securities, by contract or otherwise.

(dd)    “Transaction” has the meaning set forth in Section 2(e)(iv).

SECTION 3.    Administration of this Plan.

(a)    Authority. This Plan shall be administered by the Committee. The Committee has full and exclusive power to administer this Plan on behalf of the Board, subject to such terms and conditions as the Committee may prescribe. Notwithstanding anything herein to the contrary, the Committee’s power to administer this Plan, and actions the Committee takes under this Plan, shall be limited by the provisions set forth in the Committee’s charter, as such charter may be amended from time to time, and the further limitation that certain actions may be subject to review and approval by the full Board and/or stockholders.

(b)    Powers of the Committee. Subject to the other provisions of this Plan, the Committee has the authority, in its discretion:

(i)    to determine the Participants to whom Awards, if any, will be granted hereunder;

(ii)    to grant Awards to Participants and to determine the terms and conditions of such Awards, including the determination of the Fair Market Value of the Shares in accordance with Section 2(n), the number of Shares to be represented by each Award and the vesting schedule, the exercise price, the timing of such Awards, and to modify or amend each Award, with the consent of the Participant when required;

(iii)    to construe and interpret this Plan and the Awards granted hereunder;

(iv)    to prescribe, amend, and rescind rules and regulations relating to this Plan, including the forms of Award Agreements, and manner of acceptance of an Award, such as correcting a defect or supplying any omission, or reconciling any inconsistency so that this Plan or any Award Agreement complies with applicable law, rules, regulations and listing requirements and to avoid unanticipated consequences deemed by the Committee to be inconsistent with the purposes of this Plan or any Award Agreement;

(v)    subject to compliance with Section 409A of the Code, to accelerate or defer (with the consent of the Participant) the exercise or vested date of any Award;

(vi)    to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Committee; and

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(vii)    to make all other determinations deemed necessary or advisable for the administration of this Plan; provided, that, no consent of a Participant is necessary under clauses (i) or (v) if a modification, amendment, acceleration, or deferral, in the reasonable judgment of the Committee, confers a benefit on the Participant or is made pursuant to an adjustment in accordance with Section 5.

(c)    Effect of Committee’s Decision. All decisions, determinations, and interpretations of the Committee shall be final and binding on all Participants, the Company (including its Subsidiaries), any stockholder and all other persons.

(d)    Delegation. To the extent permitted by the Committee’s charter, as such charter may be amended from time to time, the Committee may delegate its authority and duties under this Plan to one or more persons other than its members to carry out its policies and directives, including the authority to grant Awards, subject to the limitations and guidelines set by the Committee, except that (i) the authority to grant or administer Awards with respect to persons who are subject to Section 16 of the Exchange Act, or to persons who are “covered employees” (within the meaning of Treasury Regulation, Section 1.162-27(c)(2)), shall not be delegated by the Committee; and (ii) any such delegation shall satisfy any other applicable requirements of Rule 16b-3 of the Exchange Act, or any successor provision. Any action by any such delegate(s) within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee. Any person to whom such authority is granted shall continue to be eligible to receive Awards under this Plan, provided that such Awards are granted directly by the Committee without delegation.

(e)    Compliance with Section 409A. The parties intend that this Plan and Awards be, at all relevant times, in compliance with (or exempt from) Code Section 409A and all other applicable laws, and this Plan shall be so interpreted and administered. In addition to the general amendment rights of the Company with respect to the Plan, the Company specifically retains the unilateral right (but not the obligation) to make, prospectively or retroactively, any amendment to this Plan or any related document as it deems necessary or desirable to more fully address issues in connection with compliance with (or exemption from) Code Section 409A of and other laws. In no event, however, shall this section or any other provisions of this Plan be construed to require the Company to provide any gross-up for the tax consequences of any provisions of, or payments under, this Plan. The Company and its affiliates shall have no responsibility for tax or legal consequences to any Participant (or beneficiary) resulting from the terms or operation of this Plan.

SECTION 4.    Shares Subject to this Plan.

(a)    Reservation of Shares. The shares of Common Stock reserved under this Plan shall be [1,683,639] shares of Common Stock. If an Award expires, is forfeited or becomes unexercisable for any reason without having been exercised in full, the undelivered Shares which were subject thereto shall, unless this Plan has been terminated, become available for future Awards under this Plan. The Shares may be authorized but unissued or reacquired shares of Common Stock. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

(b)    Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Company completes the corporate action relating to the grant of such Award and all conditions to the grant have been satisfied, provided that conditions to the exercise of an Award shall not defer the date of grant. Notice of a grant shall be given to each Participant to whom an Award is so granted within a reasonable time after the determination has been made.

(c)    Securities Law Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated under either of such Acts, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(d)    Substitutions and Assumptions. The Board or the Committee has the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by and in compliance with Sections 409A and 424 of the Code and the regulations promulgated thereunder. The number of Shares reserved pursuant to Section 4(a) may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to Awards before and after the substitution.

SECTION 5.    Adjustments to Shares Subject to this Plan.

(a)    Adjustments. If the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities or property of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split up, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased by a stock dividend or stock split, there shall be substituted for or added to each share of Common Stock theretofore reserved for the purposes of this Plan, whether or not such shares are at the time subject to outstanding Awards, the number and kind of shares of stock or other securities or property into which each outstanding share of Common Stock shall be so changed or for which it shall be so exchanged, or to which each such share shall be entitled, as the case may be. Outstanding Awards shall also be considered to be appropriately amended as to price and other terms as may be necessary or appropriate to reflect the foregoing events. No adjustment pursuant to this Section 5 shall be deemed a Repricing of an Option or any other Award. If there shall be any other change in the number or kind of the outstanding shares of Common Stock, or of any stock or other securities or property into which such Common Stock has been changed, or for which it has been exchanged, and if the Committee shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind or price of the shares then reserved for the purposes of this Plan, or in any Award theretofore granted or which may be granted under this Plan, then such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan. In making any such substitution or adjustment pursuant to this Section 5, fractional shares may be ignored.

(b)    Amendments. The Committee has the power, in the event of any Transaction, to (1) amend all outstanding Options to permit the exercise thereof in whole or in part at any time, or from time to time, prior to the effective date of any such merger or consolidation or (2) to terminate each such Option as of such effective date and pay each holder of such Award an amount of cash per share equal to the excess, if any, of the Change in Control Value (as hereinafter defined) of the shares subject to such Option over the exercise price under such Options for such shares. For purposes of this subsection (b), the “Change in Control Value” shall be the per share price paid to stockholders of the Company in the Transaction, provided that in the event that the consideration offered to stockholders of the Company consists of anything other than cash, the Committee will determine, in its sole and absolute discretion, the fair cash equivalent portion of the consideration offered that is other than cash.

(c)    No Other Adjustment. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an Award.

(d)    Limitations under Code Section 409A. Notwithstanding as otherwise provided in this Section 5, no adjustment or amendment shall be taken under this Section 5 that:

(i)    with respect to any Awards that are not subject to Code Section 409A as of the date of such action, would cause such Award to be subject to the requirements of Code Section 409A without satisfying such requirements; or

(ii)    with respect to Awards subject to Code Section 409A, would constitute (a) a change in the time and form of payment under such Award, unless consented to by the Participant and otherwise satisfies the requirements of Treasury Regulation §1.409A-2(b), (b) an acceleration of payment under the Award in prohibition of Code Section 409A(a)(3) and the regulations thereunder, taking into consideration the exceptions provided under Treasury Regulation §1.409A-3(j)(4) for certain accelerations, or (c) a violation of Code Section 409A not otherwise referenced herein that would trigger adverse tax consequences for the Participant.

PART II

TERMS APPLICABLE TO ALL AWARDS

SECTION 6.    General Eligibility and Annual Maximum Award; Procedure for Exercise of Awards; Rights as a Stockholder.

(a)    General Eligibility. Awards may be granted only to Participants.

(b)    Maximum Annual Participant Award. The aggregate number of Shares with respect to which an Award or Awards may be granted to any one Participant in any one taxable year of the Company shall not exceed 250,000 shares of Common Stock (subject to adjustment as set forth in Section 5(a)).

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(c)    Procedure. An Award shall be exercised when written or electronic notice of exercise has been given to the Company, or the brokerage firm or firms approved by the Company to facilitate exercises and sales under this Plan, in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been received by the Company or the brokerage firm or firms, as applicable. The notification to the brokerage firm shall be made in accordance with procedures of such brokerage firm approved by the Company. The Company shall issue (or cause to be issued) such share certificate promptly upon exercise of and full payment for the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in Section 5 of this Plan.

(d)    Method of Payment. The consideration to be paid for any Shares to be issued upon exercise or other required settlement of an Award must be paid by cash, check or wire transfer of immediately available funds.

(e)    Stockholder Rights. Except as otherwise provided in this Plan, until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the share certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Award, notwithstanding the exercise of the Award.

(f)    Non-Transferability of Awards. An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in exchange for consideration, except that an Award may be transferred by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant; unless the Committee permits further transferability, on a general or specific basis, in which case the Committee may impose conditions and limitations on any permitted transferability.

SECTION 7.    Effect of Change of Control. Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply unless otherwise provided in the most recently executed agreement between the Participant and the Company, or specifically prohibited under applicable laws, including, without limitation, Section 409A of the Code, or by the rules and regulations of any applicable governmental agencies or national securities exchanges or quotation systems.

(a)    Change of Control. In the event that (i) a Participant’s employment is terminated by the Company (or a Subsidiary which is his or her employer) for reasons other than Misconduct or if a Participant voluntarily terminates his or her employment for Good Reason within 24 months following a Change of Control, or (ii) the Plan is terminated by the Company following a Change of Control without provision for the continuation of outstanding Awards hereunder, all Awards which have not otherwise expired shall be Accelerated (as defined in Section 7(b)). If, upon a Change of Control, awards in other shares or securities are substituted for outstanding Awards pursuant to Section 5(a), and immediately following the Change of Control the Participant becomes employed (if the Participant was an employee immediately prior to the Change of Control) by the entity into which the Company merged, or the purchaser of all or substantially all of the assets of the Company, or a successor to such entity or purchaser, the Participant shall not be treated as having terminated employment or service for purposes of this Section 7 until such time as the Participant’s employment or service with the merged entity or purchaser (or successor), as applicable, is terminated. The terms of this Section 7 shall apply to all Awards except to the extent that an Award Agreement provides for different treatment (in which case the terms of the Award Agreement shall govern and this Section 7 shall not be applicable).

(b)    Definition. For purposes of this Section 7, Awards of a Participant being “Accelerated” means, with respect to such Participant:

(i)    any and all Options shall become fully vested and immediately exercisable, and shall remain exercisable throughout their entire term; and

(ii)    any restriction periods and restrictions imposed on Restricted Stock shall lapse.

PART III

SPECIFIC TERMS APPLICABLE TO OPTIONS AND STOCK AWARDS

SECTION 8.    Grant, Terms and Conditions of Options.

(a)    Designation. Each Option shall be designated in an Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market

Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Options shall be treated as Non-Qualified Stock Options. Options shall be taken into account in the order in which they were granted.

(b)    Term of Options. The term of each Option shall be established by the Committee in its sole and absolute discretion at the date of grant. However, the term of each Incentive Stock Option shall be no more than 10 years from the date of grant, and, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns Shares representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the term of the Option shall be no more than 5 years from the date of grant.

(c)    Vesting. Options granted pursuant to this Section 8 shall vest pursuant to the periods, terms and conditions determined by the Committee in its sole discretion. The Committee in its sole and absolute discretion may provide that an Option will be vested or exercisable upon (1) the attainment of one or more performance goals or targets established by the Committee; (2) the Optionee’s continued employment as an Employee with the Company for a specified period of time; (3) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole and absolute discretion; or (4) a combination of any of the foregoing. Each Option may, in the sole and absolute discretion of the Committee, have different provisions with respect to vesting and/or exercise of the Option. To the extent Options vest and become exercisable in increments, such Options shall cease vesting as of the termination of such Optionee’s employment for any reason other than death, in which case such Options shall immediately vest in full.

(d)    Exercise Prices.

(i)    The per Share exercise price under an Incentive Stock Option shall be: (A) if granted to a Participant who, at the time of the grant of such Incentive Stock Option, owns shares representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the per Share exercise price shall be no less than 110% of the Fair market Value per Share of the Common Stock on the date the Option is granted, or (B) if granted to any other Participant, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share of the Common Stock on the date the Option is granted.

(ii)    The per Share exercise price under a Non-Qualified Stock Option shall be no less than 100% of the Fair Market Value per Share of the Common Stock on the date the Option is granted.

(iii)    In no event shall the Board or the Committee be permitted to Reprice an Option after the date of grant without stockholder approval.

(e)    Exercise. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee at the time of grant, as provided in the applicable Award Agreement, and as are permissible under the terms of this Plan. An Option may not be exercised for a fraction of a Share.

(f)    Expiration of Options upon Termination of Employment. Unless otherwise provided in the applicable Award Agreement as determined by the Committee at the time of grant, in the event Optionee’s employment with the Company is terminated, Options granted under this Plan, shall expire and cease to be exercisable as follows:

(i)    three (3) months after the date of the termination of Optionee’s employment, other than in circumstances covered by (ii), (iii), (iv) or (v) below;

(ii)    immediately upon termination of Optionee’s employment for Misconduct;

(iii)    twelve (12) months after the date of the termination of an Optionee’s employment if such termination was by reason of disability (within the meaning of Section 22(e)(3) of the Code);

(iv)    twelve (12) months after the date of the death of a Participant; and

(v)    twelve (12) months after Participant terminates his or her employment with the Company, a Subsidiary, the entity into which the Company merges, the purchaser of all or substantially all of the assets of the Company or a successor to such entity or purchaser for Good Reason.

Notwithstanding the foregoing in this subsection (f), the Committee has the authority to extend the exercise period of any outstanding Option in circumstances in which it deems such action to be appropriate; provided that in no event shall the termination date be extended beyond the earlier to occur of (x) the expiration date set forth in the Award Agreement and (y) the tenth anniversary of the date that the Award was granted. To the extent that the extension of the expiration date results

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in an Option no longer qualifying as an Incentive Stock Option, such extension shall not be effective unless Optionee approves the extension and waives any and all claims against the Committee and the Company for any losses resulting from the disqualification of the Incentive Stock Option.

SECTION 9.    Grant, Terms and Conditions of Stock Awards.

(a)    Designation. Restricted Stock may be granted either alone, in addition to, or in tandem with other Awards granted under this Plan. After the Committee determines that it will offer Restricted Stock, it will advise the Participant in writing or electronically, by means of an Award Agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of Shares that the Participant shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Participant must accept the offer. The offer shall be accepted by execution of an Award Agreement or as otherwise directed by the Committee. The term of each award of Restricted Stock shall be at the discretion of the Committee.

(b)    Vesting. The Committee shall determine the time or times within which an Award of shares of Restricted Stock may be subject to forfeiture, the vesting schedule and the rights to acceleration thereof, and all other terms and conditions of the Award. The Committee may provide that vesting of such Award will occur upon (1) the attainment of one or more performance goals or targets established by the Committee, which are based on (i) percentage increases in net asset value, (ii) earnings before or after interest, taxes, depreciation, and/or amortization, (iii) general administrative expenses, and (iv) finding costs; (2) the Optionee’s continued employment or service with the Company for a specified period of time; (3) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole and absolute discretion; or (4) a combination of any of the foregoing. Subject to the applicable provisions of the Award Agreement and this Section 9, upon termination of a Participant’s employment for any reason, all Restricted Stock subject to the Award Agreement may vest or be forfeited in accordance with the terms and conditions established by the Committee as specified in the Award Agreement. Each Restricted Stock Award may, in the sole and absolute discretion of the Committee, have different forfeiture and vesting provisions.

PART IV

TERM OF PLAN AND STOCKHOLDER APPROVAL

SECTION 10.    Term of Plan. This Plan shall become effective as of the Effective Date and shall continue in effect until the tenth anniversary of the Effective Date or until terminated under Section 11 of this Plan or extended by an amendment approved by the stockholders of the Company pursuant to Section 12.

SECTION 11.    Amendment and Termination of this Plan.

(a)    Amendment and Termination. Subject to compliance with Section 409A of the Code, the Board or the Committee may amend or terminate this Plan from time to time in such respects as the Board may deem advisable (including, but not limited to, amendments which the Board deems appropriate to enhance the Company’s ability to claim deductions related to stock option exercises); provided, that to the extent an amendment to this Plan (1) increases the maximum number of shares available under the Plan, (2) changes the class of individuals eligible to receive Awards under the Plan, or (3) requires stockholder approval under the rules of the NASDAQ, such other exchange upon which the Company’s Common Stock is either quoted or traded, or the SEC, stockholder approval shall be required for any such amendment of this Plan. Subject to the foregoing, it is specifically intended that the Board or Committee may amend this Plan without stockholder approval to comply with legal, regulatory and listing requirements and to avoid unanticipated consequences deemed by the Committee to be inconsistent with the purpose of this Plan or any Award Agreement.

(b)    Effect of Amendment or Termination. Any amendment or termination of this Plan shall not impair the rights of Participants under previously-granted Awards and such Awards shall remain in full force and effect as if this Plan had not been so amended or terminated, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company.

SECTION 12.    Stockholder Approval. The effectiveness of this Plan is subject to approval by the stockholders of the Company in accordance with applicable NASDAQ rules, or the rules of such other exchange upon which the Company’s Common Stock is either quoted or traded at the time the Plan or any amendment becomes effective.

PART V

MISCELLANEOUS

SECTION 13.    Unfunded Plan. The adoption of this Plan and any setting aside of amounts by the Company with which to discharge its obligations hereunder shall not be deemed to create a trust. The benefits provided under this Plan shall be a general, unsecured obligation of the Company payable solely from the general assets of the Company, and neither a Participant nor the Participant’s beneficiaries or estate has any interest in any assets of the Company by virtue of this Plan. Nothing in this Section 13 shall be construed to prevent the Company from implementing or setting aside funds in a grantor trust subject to the claims of the Company’s creditors. Legal and equitable title to any funds set aside, other than any grantor trust subject to the claims of the Company’s creditors, shall remain in the Company and any funds so set aside shall remain subject to the general creditors of the Company, present and future. Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Award Agreements.

SECTION 14.    Representations and Legends.

(a)    The Committee may require each person purchasing shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the purchaser is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificate for such shares may include any legend which the Committee deems appropriate to reflect a restriction on transfer.

(b)    All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Common Stock is listed, applicable federal or state securities laws, and any applicable corporate law, and the Committee may cause the legend or legends to be put on any such certificates to make appropriate reference to such restriction.

SECTION 15.    Assignment of Benefits. No Award or other benefits payable under this Plan shall, except as otherwise provided under this Plan or as specifically provided by law, be subject in any manner to anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge. Any attempt to anticipate, alienate, attach, sell, transfer, assign, pledge, encumber or charge, any such benefit shall be void, and any such benefit shall not in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall such benefit be subject to attachment or legal process for or against that person.

SECTION 16.    Governing Laws. This Plan and actions taken in connection herewith shall be governed, construed and enforced in accordance with the laws of the State of Nevada.

SECTION 17.    Application of Funds. The proceeds received by the Company from the sale of shares of Common Stock pursuant to Awards granted under this Plan will be used for general corporate purposes.

SECTION 18.    Right of Discharge. Nothing in this Plan or in any Award or Award Agreement shall confer upon any Participant or any other individual the right to continue in the employment or service of the Company or any of its Subsidiaries, or affect any right the Company or any of its Subsidiaries may have to terminate the employment or service of any such Participant or any other individual at any time for any reason.

Proxy Statement

ANNEX B

ABRAXAS PETROLEUM CORPORATION

AMENDED AND RESTATED

2005 NON-EMPLOYEE DIRECTORS LONG-TERM EQUITY INCENTIVE PLAN

(As Amended March 14, 2017 and April 14, 2021)

ABRAXAS PETROLEUM CORPORATION

Amended and Restated

2005 Non-Employee Directors Long-Term Equity Incentive Plan

PART I

PURPOSE, ADMINISTRATION AND RESERVATION OF SHARES

SECTION 1.    Purpose of this Plan. The purposes of this Plan are (a) to attract and retain members of the Board of Directors, and (b) to promote the growth and success of the Company’s business, (i) by aligning the long-term interests of the Company’s Directors with those of the Company’s stockholders by providing an opportunity to acquire an interest in the Company and (ii) by providing both rewards for exceptional performance and long term incentives for future contributions to the success of the Company and its Subsidiaries.

This Plan permits the grant of Nonqualified Stock Options or Restricted Stock, at the discretion of the Committee and as reflected in the terms of the Award Agreement. Each Award will be subject to conditions specified in this Plan.

SECTION 2.    Definitions. As used herein, the following definitions shall apply:

(a)    “Active Status” shall mean that the Director has not been removed from the Board for cause by the Company’s stockholders as provided in the Company’s Articles of Incorporation, as amended, and Bylaws, as amended.

(b)    “Award” shall mean any award or benefits granted under this Plan, including Options and Restricted Stock.

(c)    “Award Agreement” shall mean a written or electronic agreement between the Company and the Participant setting forth the terms of the Award.

(d)    “Beneficial Ownership” shall have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

(e)    “Board” shall mean the Company’s Board of Directors.

(f)    “Change of Control” shall mean the first day that any one or more of the following conditions shall have been satisfied:

(i)    the sale, transfer, or assignment to, or other acquisition by any other entity or entities (other than a Subsidiary), of all or substantially all of the Company’s assets and business in one or a series of related transactions;

(ii)    a third person, including a “group” as determined in accordance with Section 13(d) or 14(d) of the Exchange Act, obtains the Beneficial Ownership of Common Stock having thirty percent (30%) or more of the then total number of votes that may be cast for the election of members of the Board;

(iii)     during any 12-consecutive month period, the individuals who, at the beginning of such period, constitute the Board (“Incumbent Directors”) cease for any reason other than death to constitute at least a majority of the members of the Board; provided, however, that except as set forth in this Section 2(f)(iii), an individual who becomes a member of the Board subsequent to the beginning of the 12-month period, shall be deemed to have satisfied such 12-month requirement and shall be deemed an Incumbent Director if such Director was elected by or on the recommendation of, or with the approval of, at least two-thirds of the Directors who then qualified as Incumbent Directors either actually (because they were Directors at the beginning of such period) or by operation of the provisions of this Section; if any such individual initially assumes office as a result of or in connection with either an actual or threatened solicitation with respect to the election of Directors (as such terms are used in Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitations of proxies or consents by or on behalf of a person other than the Board, then such individual shall not be considered an Incumbent Director; or

(iv)    a merger, consolidation, reorganization or other business combination (a “Transaction”), as a result of which the stockholders of the Company immediately prior to such Transaction own directly or indirectly immediately following such Transaction less than 50% of the combined voting power of the outstanding voting securities of the entity resulting from such Transaction.

(g)    “Change in Control Value” has the meaning set forth in Section 5(b).

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(h)    “Code” shall mean the Internal Revenue Code of 1986, as amended.

(i)    “Committee” shall mean the Compensation Committee appointed by the Board.

(j)    “Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

(k)    “Company” shall mean Abraxas Petroleum Corporation, a Nevada corporation, and any successor thereto.

(l)    “Director” shall mean a member of the Board and, except with respect to the ability to vote on any issues before the Board or the delegation of authority from the Board, shall also be deemed to include advisory directors.

(m)    “Effective Date” shall mean the date on which the Company’s stockholders have approved this Plan in accordance with applicable NASDAQ rules.

(n)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(o)    “Fair Market Value” shall mean the closing price per share of the Common Stock on the NASDAQ as to the date specified (or the previous trading day if the date specified is a day on which no trading occurred), or if NASDAQ shall cease to be the principal exchange or quotation system upon which the shares of Common Stock are listed or quoted, then such exchange or quotation system upon which the Company elects to list or quote its shares of Common Stock.

(p)    “FLSA” shall mean the Fair Labor Standards Act of 1938, as amended.

(q)    “Incumbent Director” has the meaning set forth in Section 2(f)(iii).

(r)    “Independent Director” shall mean a Director who: (i) meets the independence requirements of the NASDAQ, or if the NASDAQ shall cease to be the principal exchange or quotation system upon which the shares of Common Stock are listed or quoted, then such exchange or quotation system upon which the Company elects to list or quote its shares of Common Stock; (ii) qualifies as an “outside director” under Section 162(m) of the Code; (iii) qualifies as a “non-employee director” under Rule 16b-3 promulgated under the Exchange Act; and (iv) satisfies independence criteria under any other applicable laws or regulations relating to the issuance of Shares to Non-Employee Directors.

(s)    “Maximum Annual Participant Award” shall have the meaning set forth in Section 6(b).

(t)    “Misconduct” shall mean the removal from the Board for cause.

(u)    “NASDAQ” shall mean the NASDAQ Stock Market.

(v)    “Nominating and Corporate Governance Committee” shall mean the Nominating and Corporate Governance Committee appointed by the Board.

(w)    “Non-Employee Director” shall mean a Director who is not a common law employee of the Company or any Subsidiary of the Company.

(x)    “Option” shall mean a stock option granted pursuant to Section 10 of this Plan.

(y)    “Optionee” shall mean a Participant who has been granted an Option.

(z)    “Participant” shall mean any Non-Employee Director granted an Award.

(aa)    “Plan” shall mean this Abraxas Petroleum Corporation Amended and Restated 2005 Non-Employee Directors Long-Term Equity Incentive Plan, including any amendments thereto.

(bb)    “Reprice” shall mean the adjustment or amendment of the exercise price of Options or previously awarded whether through amendment, cancellation, replacement of grants or any other means.

(cc)    “Restricted Stock” shall mean a grant of Shares pursuant to Section 11 of this Plan.

(dd)    “Retirement” shall mean ceasing to be a Director pursuant to election by the Company’s stockholders or by voluntary resignation with the approval of the Board’s chair after having served continuously on the Board for at least six years.

(ee)    “SEC” shall mean the Securities and Exchange Commission.

(ff)    “Share” shall mean one share of Common Stock, as adjusted in accordance with Section 5 of this Plan.

(gg)    “Subcommittee” shall have the meaning set forth in Section 3(d).

(hh)    “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests, or an entity with respect to which the Company possesses the power, directly or indirectly, to direct or cause the direction of the management and policies of that entity, whether through the Company’s ownership of voting securities, by contract or otherwise.

(ii)    “Transaction” has the meaning set forth in Section 2(f)(iv).

SECTION 3.    Administration of this Plan.

(a)    Authority. This Plan shall be administered by the Committee. The Committee shall have full and exclusive power to administer this Plan on behalf of the Board, subject to such terms and conditions as the Committee may prescribe. Notwithstanding anything herein to the contrary, the Committee’s power to administer this Plan, and actions the Committee takes under this Plan, shall be limited by the provisions set forth in the Committee’s charter, as such charter may be amended from time to time, and the further limitation that certain actions may be subject to review and approval by either the full Board or a panel consisting of all of the Independent Directors of the Company.

(b)    Powers of the Committee. Subject to the other provisions of this Plan, the Committee shall have the authority, in its discretion:

(i)    to determine the Participants, to whom Awards, if any, will be granted hereunder;

(ii)    to grant Options and Restricted Stock to Participants and to determine the terms and conditions of such Awards, including the determination of the Fair Market Value of the Shares, the number of Shares to be represented by each Award and the vesting schedule, the exercise price, the timing of such Awards, and to modify or amend each Award, with the consent of the Participant when required;

(iii)    to construe and interpret this Plan and the Awards granted hereunder;

(iv)    to prescribe, amend, and rescind rules and regulations relating to this Plan, including the form of Award Agreement, and manner of acceptance of an Award, such as correcting a defect or supplying any omission, or reconciling any inconsistency so that this Plan or any Award Agreement complies with applicable law, regulations and listing requirements and to avoid unanticipated consequences deemed by the Committee to be inconsistent with the purposes of this Plan or any Award Agreement;

(v)    subject to compliance with Section 409A of the Code, to accelerate or defer (with the consent of the Participant) the exercise or vested date of any Award;

(vi)    to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Committee; and

(vii)    to make all other determinations deemed necessary or advisable for the administration of this Plan; provided, that, no consent of a Participant is necessary under clauses (i) or (v) if a modification, amendment, acceleration, or deferral, in the reasonable judgment of the Committee confers a benefit on the Participant or is made pursuant to an adjustment in accordance with Section 5.

(c)    Effect of Committee’s Decision. All decisions, determinations, and interpretations of the Committee shall be final and binding on all Participants, the Company (including its Subsidiaries), any stockholder and all other persons.

(d)    Delegation. To the extent permitted by the Committee’s charter, as such charter may be amended from time to time, the Committee may delegate its authority and duties under this Plan to one or more persons other than its members to

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carry out its policies and directives, including the authority to grant Awards, subject to the limitations and guidelines set by the Committee, except that (i) the authority to grant or administer Awards with respect to persons who are subject to Section 16 of the Exchange Act, or to persons who are “covered employees” (within the meaning of Treasury Regulation, Section 1.162-27(c)(2)), shall not be delegated by the Committee; and (ii) any such delegation shall satisfy any other applicable requirements of Rule 16b-3 of the Exchange Act, or any successor provision. Any action by any such delegate(s) within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee. Any person to whom such authority is granted shall continue to be eligible to receive Awards under this Plan, provided that such Awards are granted directly by the Committee without delegation.

(e)    Compliance with Section 409A. The parties intend that this Plan and Awards be, at all relevant times, in compliance with (or exempt from) Code Section 409A and all other applicable laws, and this Plan shall be so interpreted and administered. In addition to the general amendment rights of the Company with respect to the Plan, the Company specifically retains the unilateral right (but not the obligation) to make, prospectively or retroactively, any amendment to this Plan or any related document as it deems necessary or desirable to more fully address issues in connection with compliance with (or exemption from) Code Section 409A of and other laws. In no event, however, shall this section or any other provisions of this Plan be construed to require the Company to provide any gross-up for the tax consequences of any provisions of, or payments under, this Plan. The Company and its affiliates shall have no responsibility for tax or legal consequences to any Participant (or beneficiary) resulting from the terms or operation of this Plan.

SECTION 4.    Shares Subject to this Plan.

(a)    Reservation of Shares. The shares of Common Stock reserved under this Plan shall be [200,698] shares of Common Stock. If an Award expires, is forfeited or becomes unexercisable for any reason without having been exercised in full, the undelivered Shares which were subject thereto shall, unless this Plan shall have been terminated, become available for future Awards under this Plan. The Shares may be authorized but unissued, or reacquired shares of Common Stock. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

(b)    Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Company completes the corporate action relating to the grant of such Award and all conditions to the grant have been satisfied, provided that conditions to the exercise of an Award shall not defer the date of grant. Notice of a grant shall be given to each Participant to whom an Award is so granted within a reasonable time after the determination has been made.

(c)    Securities Law Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated under either such Acts, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

SECTION 5.    Adjustments to Shares Subject to this Plan.

(a)    Adjustments. If the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities or property of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split up, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased by a stock dividend or stock split, there shall be substituted for or added to each share of Common Stock theretofore reserved for the purposes of this Plan, whether or not such shares are at the time subject to outstanding Awards, the number and kind of shares of stock or other securities or property into which each outstanding share of Common Stock shall be so changed or for which it shall be so exchanged, or to which each such share shall be entitled, as the case may be. Outstanding Awards shall also be considered to be appropriately amended as to price and other terms as may be necessary or appropriate to reflect the foregoing events. If there shall be any other change in the number or kind of the outstanding shares of Common Stock, or of any stock or other securities or property into which such Common Stock shall have been changed, or for which it shall have been exchanged, and if the Committee shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind or price of the shares then reserved for the purposes of this Plan, or in any Award theretofore granted or which may be granted under this Plan, then such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan. In making any such substitution or adjustment pursuant to this Section 5, fractional shares may be ignored.

(b)    Amendments. The Committee has the power, in the event of any Transaction, to (1) amend all outstanding Options to permit the exercise thereof in whole or in part at any time, or from time to time, prior to the effective date of any such Transaction or (2) to terminate each such Option as of such effective date and pay each holder of such Award an amount of cash per share equal to the excess, if any, of the Change in Control Value (as hereinafter defined) of the shares subject to such Option over the exercise price under such Options for such shares. For purposes of this subsection (b), the “Change in Control Value” shall be the per share price paid to stockholders of the Company in the Transaction, provided that in the event that the consideration offered to stockholders of the Company consists of anything other than cash, the Committee will determine, in its sole and absolute discretion, the fair cash equivalent portion of the consideration offered that is other than cash.

(c)    No Other Adjustment. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an Award.

(d)    Limitations under Code Section 409A. Notwithstanding as otherwise provided in this Section 5, no adjustment or amendment shall be taken under this Section 5 that:

(i)    with respect to any Awards that are not subject to Code Section 409A as of the date of such action, would cause such Award to be subject to the requirements of Code Section 409A without satisfying such requirements; or

(ii)    with respect to Awards subject to Code Section 409A, would constitute (i) a change in the time and form of payment under such Award, unless consented to by the Participant and otherwise satisfies the requirements of Treasury Regulation §1.409A-2(b), (ii) an acceleration of payment under the Award in prohibition of Code Section 409A(a)(3) and the regulations thereunder, taking into consideration the exceptions provided under Treasury Regulation §1.409A-3(j)(4) for certain accelerations, or (iii) a violation of Code Section 409A not otherwise referenced herein that would trigger adverse tax consequences for the Participant.

PART II

TERMS APPLICABLE TO ALL AWARDS

SECTION 6.    General Eligibility; Maximum Annual Participant Award and Formula Awards.

(a)    General Eligibility. Awards may be granted only to Participants who are Non-Employee Directors.

(b)    Maximum Annual Participant Award. The aggregate number of Shares with respect to which an Award or Awards may be granted to any one Participant in any one taxable year of the Company (the “Maximum Annual Participant Award”) shall not exceed 25,000 shares of Common Stock (subject to adjustment as set forth in Section 5(a)) pursuant to the Awards to be granted pursuant to Section 6(c) and Section 6(d).

(c)    Formula Awards. Each year at the first regular meeting of the Board of Directors immediately following the Company’s annual stockholders meeting for that year, each Non-Employee Director at the time of such Board meeting, shall be granted Awards of 1,250 shares of Common Stock (subject to adjustment as set forth in Section 5(a)), unless the Committee shall decide otherwise prior to or at such Board meeting. The Awards granted pursuant to this Section 6(c) are intended to compensate each Non-Employee Director for that Non-Employee Director’s participation in Board and Committee meetings during the Company’s previous calendar year. Any Non-Employee Director who leaves the Board (including ceasing to be an advisory Director) prior to the date of the first regular meeting of the Board of Directors following the Company’s annual stockholders meeting for that year shall not be entitled to any Awards under this Section 6(c).

(d)    Other Director Awards. For Non-Employee Directors who are appointed to the Board after the Effective Date of the Plan, the Board may grant an Award to the Non-Employee Director and the terms and conditions of that grant shall be determined by the Committee. In addition, at any other time, the Board may grant an Award to a Non-Employee Director and the terms and conditions of that grant shall be determined by the Committee. The Awards granted pursuant to this Section 6(d) are intended to compensate each Non-Employee Director for that Non-Employee Director’s commitment to the Board of Directors by aligning the long-term interests of the Company’s Directors with those of the Company’s stockholders.

SECTION 7.    Procedure for Exercise of Awards; Rights as a Stockholder.

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(a)    Procedure. An Award shall be exercised when written, electronic or verbal notice of exercise has been given to the Company, or the brokerage firm or firms approved by the Company to facilitate exercises and sales under this Plan, in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been received by the Company or the brokerage firm or firms, as applicable. The notification to the brokerage firm shall be made in accordance with procedures of such brokerage firm approved by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 7(b) of this Plan. The Company shall issue (or cause to be issued) such share certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in Section 5 of this Plan.

(b)    Method of Payment. The consideration to be paid for any Shares to be issued upon exercise or other required settlement of an Award must be paid by cash, check or wire transfer of immediately available funds.

(c)    Withholding Obligations. To the extent required by applicable federal, state, local or foreign law, the Committee may and/or a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise with respect to any Option or Restricted Stock or any sale of Shares. The Company shall not be required to issue Shares or to recognize the disposition of such Shares until such obligations are satisfied.

(d)    Stockholder Rights. Except as otherwise provided in this Plan, until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the share certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Award, notwithstanding the exercise of the Award.

(e)    Non-Transferability of Awards. An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in exchange for consideration, except that an Award may be transferred by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant; unless the Committee permits further transferability, on a general or specific basis, in which case the Committee may impose conditions and limitations on any permitted transferability.

SECTION 8.    Expiration of Awards.

(a)    Expiration, Termination or Forfeiture of Awards. Unless otherwise provided in the applicable Award Agreement or any severance agreement, vested Awards granted under this Plan shall expire, terminate, or otherwise be forfeited as follows:

(i)    three (3) months after the date the Company delivers a notice of termination of a Participant’s Active Status, other than in circumstances covered by (ii), (iii) or (iv) below;

(ii)    immediately upon termination of a Participant’s Active Status for Misconduct;

(iii)    twelve (12) months after the date of the death of a Participant whose Active Status terminated as a result of his or her death; and

(iv)    thirty-six (36) months after the date on which the Participant ceased performing services as a result of Retirement.

(b)    Extension of Term. Notwithstanding subsection (a) above, the Committee shall have the authority to extend the expiration date of any outstanding Option in circumstances in which it deems such action to be appropriate; provided that in no event shall the termination date be extended beyond the earlier to occur of (x) the expiration date set forth in the Award Agreement and (y) the tenth anniversary of the date that the Award was granted.

SECTION 9.    Effect of Change of Control. Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply unless otherwise provided in the most recently executed agreement between the Participant and the Company, or specifically prohibited under applicable laws, or by the rules and regulations of any applicable governmental agencies or national securities exchanges or quotation systems.

(a)    Acceleration. Awards of a Participant shall be Accelerated (as defined in Section 9(b)) upon the occurrence of a Change of Control.

(b)    Definition. For purposes of this Section 9, Awards of a Participant being “Accelerated” means, with respect to such Participant:

(i)    any and all Options shall become fully vested and immediately exercisable, and shall remain exercisable throughout their entire term; and

(ii)    any restriction periods and restrictions imposed on Restricted Stock shall lapse.

PART III

SPECIFIC TERMS APPLICABLE TO OPTIONS AND STOCK AWARDS

SECTION 10.    Grant, Terms and Conditions of Options.

(a)    Term of Options. The term of Options shall be at the discretion of the Committee but in no event shall the term be greater than ten (10) years.

(b)    Option Exercise Prices. The per Share exercise price under an Option shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In no event shall the Board or the Committee be permitted to Reprice an Option after the date of grant without stockholder approval.

(c)    Vesting. Options granted pursuant to this section 10 shall vest pursuant to the periods, terms and conditions determined by the Committee in its sole discretion. To the extent Options vest and become exercisable in increments, such Options shall cease vesting as of the termination of such Optionee’s Active Status for reasons other than Retirement or death, in each of which cases such Options shall immediately vest in full.

(d)    Exercise. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee at the time of grant, and as are permissible under the terms of this Plan. An Option may not be exercised for a fraction of a Share.

SECTION 11.    Grant, Terms and Conditions of Stock Awards.

(a)    Designation. Restricted Stock may be granted either alone, in addition to, or in tandem with other Awards granted under this Plan. After the Committee determines that it will offer Restricted Stock, it will advise the Participant in writing or electronically, by means of an Award Agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of Shares that the Participant shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Participant must accept the offer. The offer shall be accepted by execution of an Award Agreement or as otherwise directed by the Committee. The term of each award of Restricted Stock shall be at the discretion of the Committee.

(b)    Vesting. The Committee shall determine the time or times within which an Award of shares of Restricted Stock may be subject to forfeiture, the vesting schedule and the rights to acceleration thereof, and all other terms and conditions of the Award. Subject to the applicable provisions of the Award Agreement and this Section 11, upon termination of a Participant’s Active Status for any reason, all Restricted Stock subject to the Award Agreement may vest or be forfeited in accordance with the terms and conditions established by the Committee as specified in the Award Agreement.

PART IV

TERM OF PLAN AND STOCKHOLDER APPROVAL

SECTION 12.    Term of Plan. This Plan shall become effective as of the Effective Date. It shall continue in effect until the tenth anniversary of the Effective Date or until terminated under Section 14 of this Plan or extended by an amendment approved by the stockholders of the Company pursuant to Section 14.

SECTION 13.    Amendment and Termination of this Plan.

(a)    Amendment and Termination. The Board or the Committee may amend or terminate this Plan from time to time in such respects as the Board may deem advisable (including, but not limited, to amendments which the Board deems

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appropriate to enhance the Company’s ability to claim deductions related to stock option exercises); provided, that to the extent required by the Code or the rules of the NASDAQ, such other exchange upon which the Company’s Common Stock is either quoted or traded, or the SEC, stockholder approval shall be required for any material amendment of this Plan. Subject to the foregoing, it is specifically intended that the Board or Committee may amend this Plan without stockholder approval to comply with legal, regulatory and listing requirements and to avoid unanticipated consequences deemed by the Committee to be inconsistent with the purpose of this Plan or any Award Agreement.

(b)    Effect of Amendment or Termination. Any amendment or termination of this Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company.

SECTION 14.    Stockholder Approval. The effectiveness of this Plan is subject to approval by the stockholders of the Company in accordance with applicable NASDAQ rules, or the rules of such other exchange upon which the Company’s Common Stock is either quoted or traded at the time the Plan or any amendment becomes effective.

PART V

MISCELLANEOUS

SECTION 15.    Unfunded Plan. The adoption of this Plan and any setting aside of amounts by the Company with which to discharge its obligations hereunder shall not be deemed to create a trust. The benefits provided under this Plan shall be a general, unsecured obligation of the Company payable solely from the general assets of the Company, and neither a Participant nor the Participant’s beneficiaries or estate shall have any interest in any assets of the Company by virtue of this Plan. Nothing in this Section 15 shall be construed to prevent the Company from implementing or setting aside funds in a grantor trust subject to the claims of the Company’s creditors. Legal and equitable title to any funds set aside, other than any grantor trust subject to the claims of the Company’s creditors, shall remain in the Company and any funds so set aside shall remain subject to the general creditors of the Company, present and future. Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Award Agreements.

SECTION 16.    Representations and Legends.

(a)    The Committee may require each person purchasing shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the purchaser is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificate for such shares may include any legend which the Committee deems appropriate to reflect a restriction on transfer.

(b)    All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Common Stock is listed, applicable federal or state securities laws, and any applicable corporate law, and the Committee may cause the legend or legends to be put on any such certificates to make appropriate reference to such restriction.

SECTION 17.    Assignment of Benefits. No Award or other benefits payable under this Plan shall, except as otherwise provided under this Plan or as specifically provided by law, be subject in any manner to anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge. Any attempt to anticipate, alienate, attach, sell, transfer, assign, pledge, encumber or charge, any such benefit shall be void, and any such benefit shall not in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall such benefit be subject to attachment or legal process for or against that person.

SECTION 18.    Governing Laws. This Plan and actions taken in connection herewith shall be governed, construed and enforced in accordance with the laws of the State of Nevada.

SECTION 19.    Application of Funds. The proceeds received by the Company from the sale of shares of Common Stock pursuant to Awards granted under this Plan will be used for general corporate purposes.

SECTION 20.    Right of Removal. Nothing in this Plan or in any Award or Award Agreement shall confer upon any Non-Employee Director or any other individual the right to continue as a Director of the Company, or affect any right the Company or the Company’s stockholders may have to remove the Non-Employee Director as a Director at any time for any reason.